UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-01400

Fidelity Contrafund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity Advisor® New Insights Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-31.65%	5.33%	10.07%
Class M (incl.3.50% sales charge)	-30.18%	5.57%	10.06%
Class C (incl. contingent deferred sales charge)	-28.62%	5.79%	10.07%
Class I	-27.28%	6.87%	11.01%
Class Z	-27.21%	6.99%	11.14%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class A, on December 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$26,108 Fidelity Advisor® New Insights Fund - Class A
$32,654 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.

Comments from Co-Managers William Danoff and Nidhi Gupta:
For the year, the fund's share classes (excluding sales charges, if applicable) returned roughly -28% to -27%, underperforming the -18.11% result of the benchmark S&P 500 ® index. The primary detractor from performance versus the benchmark was our stock picks in information technology. Also detracting from performance was an underweighting and stock selection in consumer staples. Stock picking and an overweighting in the communication services sector, especially within the media & entertainment industry, also hurt. The biggest individual relative detractor was an overweight position in Meta Platforms (-64%). Meta Platforms was among our biggest holdings. Also holding back performance was our outsized stake in Nvidia (-51%). Nvidia was one of our largest holdings. Another notable relative detractor was an overweighting in Amazon.com (-50%), which was among the fund's biggest holdings. In contrast, the biggest contributor to performance versus the benchmark was our stock picks in financials. Also lifting the fund's relative result was an underweighting in real estate and information technology. The fund's position in cash contributed in a down market. The biggest individual relative contributor was an underweight position in Tesla (-65%). This period we decreased our investment. Also adding value was our outsized stake in Berkshire Hathaway (+ 4%). Berkshire Hathaway was among our largest holdings. Notable changes in positioning include a higher allocation to the industrials and health care sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class A	5.9
Microsoft Corp.	5.8
Alphabet, Inc. Class A	5.2
UnitedHealth Group, Inc.	4.6
Meta Platforms, Inc. Class A	4.5
Amazon.com, Inc.	3.8
Apple, Inc.	3.4
Eli Lilly & Co.	2.8
Exxon Mobil Corp.	1.9
NVIDIA Corp.	1.8
39.7

Market Sectors (% of Fund's net assets)

Information Technology	19.8
Health Care	17.8
Financials	13.9
Communication Services	12.9
Consumer Discretionary	10.7
Industrials	8.4
Energy	8.0
Materials	4.4
Consumer Staples	2.6
Utilities	1.0
Real Estate	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 10.9%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.5%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 12.7%
Entertainment - 2.1%
Activision Blizzard, Inc.	449,800	34,432
Liberty Media Corp. Liberty Formula One Series C (a)	382,933	22,892
Netflix, Inc. (a)	788,390	232,480
Universal Music Group NV	806,090	19,493
		309,297
Interactive Media & Services - 9.9%
Alphabet, Inc. Class A (a)	8,688,920	766,623
Bumble, Inc. (a)	329,184	6,929
Epic Games, Inc. (a)(b)(c)	23,900	19,491
Meta Platforms, Inc. Class A (a)	5,536,516	666,264
Pinterest, Inc. Class A (a)	211,000	5,123
		1,464,430
Media - 0.1%
Charter Communications, Inc. Class A (a)	19,400	6,579
Comcast Corp. Class A	352,400	12,323
		18,902
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	651,900	91,266
TOTAL COMMUNICATION SERVICES		1,883,895
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.3%
General Motors Co.	322,040	10,833
Harley-Davidson, Inc.	113,800	4,734
Hyundai Motor Co.	77,337	9,275
Rad Power Bikes, Inc. (a)(b)(c)	474,452	1,755
Rivian Automotive, Inc. (a)	26,456	488
Tesla, Inc. (a)	4,252	524
Toyota Motor Corp.	1,347,202	18,379
		45,988
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)	2,800	199
Hotels, Restaurants & Leisure - 0.8%
Airbnb, Inc. Class A (a)	255,596	21,853
Caesars Entertainment, Inc. (a)	270,000	11,232
Chipotle Mexican Grill, Inc. (a)	3,627	5,032
Evolution AB (d)	12,200	1,188
Hilton Worldwide Holdings, Inc.	495,668	62,633
Hyatt Hotels Corp. Class A (a)	12,900	1,167
McDonald's Corp.	37,900	9,988
Sweetgreen, Inc. Class A (a)	247,700	2,123
		115,216
Household Durables - 0.2%
Blu Investments LLC (a)(b)(c)	98,215,581	30
D.R. Horton, Inc.	110,675	9,866
Lennar Corp. Class A	200,618	18,156
		28,052
Internet & Direct Marketing Retail - 4.1%
Amazon.com, Inc. (a)	6,739,600	566,126
Coupang, Inc. Class A (a)	954,265	14,037
Deliveroo PLC Class A (a)(d)	3,535,620	3,663
FSN E-Commerce Ventures Private Ltd.	10,674	20
Global-e Online Ltd. (a)	143,500	2,962
MercadoLibre, Inc. (a)	3,700	3,131
Uber Technologies, Inc. (a)	353,600	8,745
Wayfair LLC Class A (a)	96,078	3,160
Zomato Ltd. (a)	2,766,561	1,983
		603,827
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	293,107	41,457
Dollarama, Inc.	48,472	2,835
		44,292
Specialty Retail - 3.5%
Academy Sports & Outdoors, Inc.	599,806	31,514
Auto1 Group SE (a)(d)	51,600	431
AutoZone, Inc. (a)	10,850	26,758
Dick's Sporting Goods, Inc.	315,345	37,933
Fanatics, Inc. Class A (a)(b)(c)	372,921	28,405
Floor & Decor Holdings, Inc. Class A (a)(e)	217,500	15,145
Lowe's Companies, Inc.	494,100	98,444
National Vision Holdings, Inc. (a)	206,889	8,019
O'Reilly Automotive, Inc. (a)	47,171	39,814
The Home Depot, Inc.	401,213	126,727
TJX Companies, Inc.	694,303	55,267
Ulta Beauty, Inc. (a)	55,300	25,940
Williams-Sonoma, Inc.	231,332	26,585
		520,982
Textiles, Apparel & Luxury Goods - 1.2%
Brunello Cucinelli SpA	885,100	65,469
Capri Holdings Ltd. (a)	343,300	19,678
China Hongxing Sports Ltd. (a)(c)	5,977,800	0
Deckers Outdoor Corp. (a)	21,282	8,495
Dr. Martens Ltd.	2,125,350	4,897
lululemon athletica, Inc. (a)	14,144	4,531
LVMH Moet Hennessy Louis Vuitton SE	42,500	30,927
NIKE, Inc. Class B	80,603	9,431
On Holding AG (a)	597,100	10,246
Ralph Lauren Corp. (e)	53,300	5,632
Tapestry, Inc.	597,129	22,739
		182,045
TOTAL CONSUMER DISCRETIONARY		1,540,601
CONSUMER STAPLES - 2.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	121,324	7,307
Constellation Brands, Inc. Class A (sub. vtg.)	46,400	10,753
Diageo PLC	218,958	9,584
Keurig Dr. Pepper, Inc.	42,471	1,515
PepsiCo, Inc.	242,060	43,731
The Coca-Cola Co.	2,137,218	135,948
		208,838
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	129,100	5,673
Casey's General Stores, Inc.	20,800	4,666
Costco Wholesale Corp.	205,900	93,993
Performance Food Group Co. (a)	25,900	1,512
		105,844
Food Products - 0.1%
Archer Daniels Midland Co.	26,800	2,488
General Mills, Inc.	24,700	2,071
Mondelez International, Inc.	120,000	7,998
Nestle SA (Reg. S)	19,982	2,308
		14,865
Household Products - 0.3%
Procter & Gamble Co.	240,273	36,416
Personal Products - 0.1%
L'Oreal SA (a)	29,812	10,676
Olaplex Holdings, Inc. (a)	749,146	3,903
		14,579
TOTAL CONSUMER STAPLES		380,542
ENERGY - 7.9%
Energy Equipment & Services - 0.0%
Halliburton Co.	133,000	5,234
Noble Corp. PLC (a)	4,432	167
		5,401
Oil, Gas & Consumable Fuels - 7.9%
Antero Resources Corp. (a)	542,400	16,809
Birchcliff Energy Ltd.	169,400	1,180
Canadian Natural Resources Ltd. (e)	1,253,388	69,603
Cenovus Energy, Inc. (e)	1,267,000	24,592
Cenovus Energy, Inc. (Canada)	259,591	5,037
Cheniere Energy, Inc.	823,817	123,540
Chevron Corp.	433,005	77,720
ConocoPhillips Co.	869,011	102,543
Devon Energy Corp.	439,958	27,062
Diamondback Energy, Inc.	152,343	20,837
EOG Resources, Inc.	335,316	43,430
Equinor ASA	78,400	2,818
Excelerate Energy, Inc. (e)	14,126	354
Exxon Mobil Corp.	2,491,307	274,791
GoviEx Uranium, Inc. (a)	642,355	85
GoviEx Uranium, Inc. (a)(d)	23,200	3
GoviEx Uranium, Inc. Class A (a)(d)	2,625,135	349
Hess Corp.	1,313,290	186,251
Marathon Petroleum Corp.	49,200	5,726
Occidental Petroleum Corp.	654,761	41,243
Ovintiv, Inc.	140,700	7,135
Phillips 66 Co.	120,140	12,504
Pioneer Natural Resources Co.	148,065	33,817
Reliance Industries Ltd.	374,131	11,484
Suncor Energy, Inc. (e)	1,470,678	46,651
Tourmaline Oil Corp.	54,500	2,750
Valero Energy Corp.	256,200	32,502
		1,170,816
TOTAL ENERGY		1,176,217
FINANCIALS - 13.9%
Banks - 3.6%
AIB Group PLC	344,600	1,334
Banco Santander SA (Spain)	839,400	2,510
Bank of America Corp.	4,700,465	155,679
Bank of Ireland Group PLC	497,200	4,737
Citigroup, Inc.	58,400	2,641
HDFC Bank Ltd. sponsored ADR	669,971	45,833
JPMorgan Chase & Co.	460,959	61,815
Nu Holdings Ltd.	1,060,866	4,318
Royal Bank of Canada	514,460	48,368
Starling Bank Ltd. Series D (a)(b)(c)	3,787,848	14,333
The Toronto-Dominion Bank	182,367	11,808
Wells Fargo & Co.	4,283,616	176,871
		530,247
Capital Markets - 1.1%
BlackRock, Inc. Class A	790	560
Brookfield Asset Management Ltd. Class A (a)	5,622	161
Brookfield Corp. (Canada) Class A	8,200	258
Charles Schwab Corp.	125,381	10,439
Goldman Sachs Group, Inc.	64,973	22,310
Morgan Stanley	1,152,347	97,973
MSCI, Inc.	35,419	16,476
TulCo LLC (a)(b)(c)(f)	17,377	13,123
		161,300
Consumer Finance - 0.4%
American Express Co.	184,808	27,305
Capital One Financial Corp.	376,300	34,981
		62,286
Diversified Financial Services - 5.9%
Berkshire Hathaway, Inc. Class A (a)	1,888	884,929
Insurance - 2.9%
American International Group, Inc.	794,826	50,265
Aon PLC	8,770	2,632
Arthur J. Gallagher & Co.	226,400	42,685
Brookfield Asset Management Reinsurance Partners Ltd.	889	28
Chubb Ltd.	572,807	126,361
Fairfax Financial Holdings Ltd. (sub. vtg.)	44,267	26,222
Hartford Financial Services Group, Inc.	183,953	13,949
Hiscox Ltd.	2,665,843	35,113
Intact Financial Corp.	110,374	15,888
Marsh & McLennan Companies, Inc.	64,737	10,713
Progressive Corp.	445,710	57,813
The Travelers Companies, Inc.	246,838	46,280
W.R. Berkley Corp.	30,500	2,213
		430,162
TOTAL FINANCIALS		2,068,924
HEALTH CARE - 17.7%
Biotechnology - 3.3%
AbbVie, Inc.	73,589	11,893
Alnylam Pharmaceuticals, Inc. (a)	59,722	14,193
Argenx SE ADR (a)	93,085	35,263
Ascendis Pharma A/S sponsored ADR (a)	29,200	3,566
Biohaven Ltd. (a)	4,450	62
Erasca, Inc. (a)	18,459	80
Galapagos NV sponsored ADR (a)	161,969	7,188
Genmab A/S (a)	7,100	3,002
Gilead Sciences, Inc.	340,700	29,249
Instil Bio, Inc. (a)	338,600	213
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(c)	26,062	0
Intellia Therapeutics, Inc. (a)	39,714	1,386
Legend Biotech Corp. ADR (a)	123,300	6,155
Light Sciences Oncology, Inc. (a)(c)	2,708,254	0
Moderna, Inc. (a)	15,300	2,748
Neurocrine Biosciences, Inc. (a)	21,318	2,546
Nuvalent, Inc. Class A (a)	46,000	1,370
Regeneron Pharmaceuticals, Inc. (a)	360,499	260,096
Relay Therapeutics, Inc. (a)	167,800	2,507
United Therapeutics Corp. (a)	67,694	18,825
Vertex Pharmaceuticals, Inc. (a)	329,746	95,224
Zai Lab Ltd. (a)	838,520	2,595
		498,161
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (a)	1,251,008	57,884
DexCom, Inc. (a)	16,700	1,891
Edwards Lifesciences Corp. (a)	40,550	3,025
Figs, Inc. Class A (a)(e)	439,494	2,958
Hologic, Inc. (a)	115,300	8,626
I-Pulse, Inc. (a)(b)(c)	58,562	184
Intuitive Surgical, Inc. (a)	148,651	39,445
Straumann Holding AG	25,745	2,952
		116,965
Health Care Providers & Services - 6.7%
23andMe Holding Co. Class A (a)(e)	1,123,833	2,427
agilon health, Inc. (a)	831,900	13,427
AmerisourceBergen Corp.	72,820	12,067
Cardinal Health, Inc.	103,000	7,918
Centene Corp. (a)	574,000	47,074
Cigna Corp.	499,000	165,339
Elevance Health, Inc.	84,115	43,148
HCA Holdings, Inc.	46,057	11,052
Molina Healthcare, Inc. (a)	29,801	9,841
Option Care Health, Inc. (a)	160,938	4,843
P3 Health Partners, Inc. (a)(b)	395,420	728
UnitedHealth Group, Inc.	1,281,108	679,218
		997,082
Health Care Technology - 0.0%
Doximity, Inc. (a)	61,500	2,064
Life Sciences Tools & Services - 1.7%
Danaher Corp.	626,689	166,336
Mettler-Toledo International, Inc. (a)	8,254	11,931
Olink Holding AB ADR (a)	162,700	4,129
Sartorius Stedim Biotech	31,600	10,232
Seer, Inc. (a)	59,354	344
Thermo Fisher Scientific, Inc.	60,408	33,266
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	176,934	10,052
Waters Corp. (a)	28,074	9,618
		245,908
Pharmaceuticals - 5.2%
AstraZeneca PLC:
(United Kingdom)	270,800	36,644
sponsored ADR	34,700	2,353
Bristol-Myers Squibb Co.	433,482	31,189
DICE Therapeutics, Inc. (a)	71,800	2,240
Eli Lilly & Co.	1,145,383	419,027
Euroapi SASU (a)	23,468	348
Intra-Cellular Therapies, Inc. (a)	46,617	2,467
Johnson & Johnson	240,128	42,419
Merck & Co., Inc.	670,392	74,380
Nuvation Bio, Inc. (a)	212,427	408
Roche Holding AG (participation certificate)	222,120	69,798
Royalty Pharma PLC	897,050	35,451
Sanofi SA	539,800	52,051
UCB SA	15,667	1,234
Zoetis, Inc. Class A	37,300	5,466
		775,475
TOTAL HEALTH CARE		2,635,655
INDUSTRIALS - 7.0%
Aerospace & Defense - 3.7%
Lockheed Martin Corp.	121,214	58,969
Northrop Grumman Corp.	360,986	196,958
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	2,573,450	198,156
Class C (a)(b)(c)	45,460	3,500
The Boeing Co. (a)	237,800	45,299
TransDigm Group, Inc.	70,800	44,579
Woodward, Inc.	80,700	7,796
		555,257
Air Freight & Logistics - 0.6%
Delhivery Private Ltd.	444,255	1,779
GXO Logistics, Inc. (a)	428,170	18,279
United Parcel Service, Inc. Class B	390,382	67,864
Zipline International, Inc. (a)(b)(c)	74,930	1,660
		89,582
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	12,700	949
Building Products - 0.1%
Carrier Global Corp.	22,100	912
Toto Ltd.	511,876	17,363
Trane Technologies PLC	6,000	1,009
		19,284
Commercial Services & Supplies - 0.1%
Cintas Corp.	31,012	14,006
Clean Harbors, Inc. (a)	57,700	6,585
Clean TeQ Water Pty Ltd. (a)	3,189	1
		20,592
Construction & Engineering - 0.0%
Willscot Mobile Mini Holdings (a)	20,700	935
Electrical Equipment - 0.2%
Acuity Brands, Inc.	42,000	6,956
Eaton Corp. PLC	36,100	5,666
Emerson Electric Co.	9,800	941
Hubbell, Inc. Class B	34,700	8,143
		21,706
Industrial Conglomerates - 0.4%
General Electric Co.	667,903	55,964
Machinery - 0.6%
Caterpillar, Inc.	68,800	16,482
Deere & Co.	84,598	36,272
Fortive Corp.	48,300	3,103
Indutrade AB	42,800	866
PACCAR, Inc.	188,528	18,659
Parker Hannifin Corp.	47,400	13,793
		89,175
Professional Services - 0.3%
CACI International, Inc. Class A (a)	81,000	24,348
Science Applications International Corp.	140,400	15,575
		39,923
Road & Rail - 0.9%
Canadian Pacific Railway Ltd.	945,764	70,513
J.B. Hunt Transport Services, Inc.	104,376	18,199
Localiza Rent a Car SA	57,100	575
Localiza Rent a Car SA rights (a)	249	1
Old Dominion Freight Lines, Inc.	55,600	15,778
RXO, Inc. (a)	428,170	7,365
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	23,600	56
XPO, Inc. (a)	428,170	14,254
		126,741
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	23,700	13,183
TOTAL INDUSTRIALS		1,033,291
INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	140,185	17,011
Motorola Solutions, Inc.	4,000	1,031
		18,042
Electronic Equipment & Components - 1.1%
Amphenol Corp. Class A	1,975,438	150,410
CDW Corp.	44,279	7,907
Jabil, Inc.	43,400	2,960
		161,277
IT Services - 2.0%
Accenture PLC Class A	343,711	91,716
Adyen BV (a)(d)	1,944	2,699
ASAC II LP (a)(b)(c)	9,408,021	1,581
Cloudflare, Inc. (a)	7,300	330
Dlocal Ltd. (a)	633,300	9,860
Gartner, Inc. (a)	55,000	18,488
MasterCard, Inc. Class A	465,700	161,938
MongoDB, Inc. Class A (a)	4,500	886
PayPal Holdings, Inc. (a)	64,000	4,558
Shopify, Inc. Class A (a)	19,208	667
Visa, Inc. Class A	4,600	956
X Holdings I, Inc. (b)(c)	9,710	3,852
		297,531
Semiconductors & Semiconductor Equipment - 4.6%
Advanced Micro Devices, Inc. (a)	1,077,434	69,785
AEHR Test Systems (a)	87,709	1,763
Analog Devices, Inc.	151,692	24,882
Applied Materials, Inc.	320,200	31,181
ASML Holding NV (Netherlands)	32,900	17,939
Broadcom, Inc.	8,200	4,585
Enphase Energy, Inc. (a)	43,200	11,446
First Solar, Inc. (a)	39,000	5,842
Lam Research Corp.	65,500	27,530
Lattice Semiconductor Corp. (a)	156,605	10,161
Marvell Technology, Inc.	849,687	31,472
Monolithic Power Systems, Inc.	8,232	2,911
NVIDIA Corp.	1,792,386	261,939
NXP Semiconductors NV	194,513	30,739
onsemi (a)	555,700	34,659
Qualcomm, Inc.	570,704	62,743
SolarEdge Technologies, Inc. (a)	23,300	6,600
Synaptics, Inc. (a)	146,949	13,984
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	420,900	31,353
		681,514
Software - 8.3%
Adobe, Inc. (a)	387,656	130,458
Aspen Technology, Inc. (a)	7,000	1,438
Atlassian Corp. PLC (a)(e)	50,421	6,488
Autodesk, Inc. (a)	106,931	19,982
Cadence Design Systems, Inc. (a)	199,457	32,041
Check Point Software Technologies Ltd. (a)	46,023	5,806
Clear Secure, Inc. (e)	189,900	5,209
Fair Isaac Corp. (a)	2,626	1,572
Fortinet, Inc. (a)	151,365	7,400
HashiCorp, Inc.	7,000	191
Intuit, Inc.	96,362	37,506
Magic Leap, Inc.:
Class A (a)(c)	30,863	309
warrants (a)(c)	46,794	469
Microsoft Corp.	3,615,215	867,001
Oracle Corp.	25,300	2,068
Roper Technologies, Inc.	23,000	9,938
Salesforce.com, Inc. (a)	495,893	65,750
Samsara, Inc. (e)	85,200	1,059
ServiceNow, Inc. (a)	13,299	5,164
Stripe, Inc. Class B (a)(b)(c)	83,200	1,865
Tanium, Inc. Class B (a)(b)(c)	1,259,978	9,173
Tenable Holdings, Inc. (a)	353,700	13,494
Volue A/S (a)	365,396	1,050
Zoom Video Communications, Inc. Class A (a)	13,000	881
		1,226,312
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	3,864,310	502,090
Dell Technologies, Inc.	22,471	904
Pure Storage, Inc. Class A (a)	40,900	1,094
Samsung Electronics Co. Ltd.	1,233,890	54,193
		558,281
TOTAL INFORMATION TECHNOLOGY		2,942,957
MATERIALS - 4.4%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	27,400	8,446
Albemarle Corp.	56,300	12,209
CF Industries Holdings, Inc.	397,782	33,891
Corteva, Inc.	659,000	38,736
Linde PLC	9,000	2,936
Nutrien Ltd.	84,900	6,198
Sherwin-Williams Co.	178,769	42,427
The Mosaic Co.	350,500	15,376
Westlake Corp.	70,287	7,207
		167,426
Metals & Mining - 3.3%
B2Gold Corp.	13,035,880	46,309
Barrick Gold Corp. (Canada)	463,269	7,941
Cleveland-Cliffs, Inc. (a)	403,970	6,508
Franco-Nevada Corp.	1,059,736	144,458
Freeport-McMoRan, Inc.	2,285,600	86,853
Glencore PLC	700,400	4,671
Ivanhoe Electric, Inc. (a)	76,997	936
Ivanhoe Mines Ltd. (a)	8,031,618	63,470
Novagold Resources, Inc. (a)	3,196,709	19,100
Nucor Corp.	380,625	50,170
POSCO sponsored ADR (e)	17,700	964
Steel Dynamics, Inc.	301,696	29,476
Wheaton Precious Metals Corp.	613,600	23,973
		484,829
TOTAL MATERIALS		652,255
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equity Commonwealth	255,024	6,368
Gaming & Leisure Properties	4,888	255
Prologis (REIT), Inc.	25,702	2,897
		9,520
UTILITIES - 1.0%
Electric Utilities - 0.9%
Constellation Energy Corp.	521,200	44,933
NextEra Energy, Inc.	219,462	18,347
PG&E Corp. (a)	2,762,100	44,912
Southern Co.	439,400	31,378
		139,570
Multi-Utilities - 0.1%
Public Service Enterprise Group, Inc.	161,000	9,864
TOTAL UTILITIES		149,434
TOTAL COMMON STOCKS (Cost $7,793,836)		14,473,291

Preferred Stocks - 2.1%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 1.9%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(b)(c)	130,945	23,562
Reddit, Inc.:
Series E(a)(b)(c)	30,200	1,131
Series F(a)(b)(c)	127,549	4,778
		29,471
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	61,855	229
Series C(a)(b)(c)	243,394	901
Series D(a)(b)(c)	411,659	1,523
		2,653
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	2,800	994

Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series F (b)(c)	68,639	1,802

Textiles, Apparel & Luxury Goods - 0.2%
Bolt Threads, Inc.:
Series D(a)(b)(c)	1,324,673	11,909
Series E(a)(b)(c)	627,820	5,644
		17,553
TOTAL CONSUMER DISCRETIONARY		23,002

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	8,102	1,173
Series H(a)(b)(c)	10,223	1,480
		2,653
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (a)(b)(c)	82,543	1,676

TOTAL CONSUMER STAPLES		4,329

HEALTH CARE - 0.1%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	594,600	2,176
Intarcia Therapeutics, Inc. Series CC (a)(b)(c)	516,522	0
		2,176
Health Care Providers & Services - 0.1%
Lyra Health, Inc.:
Series E(a)(b)(c)	270,000	3,839
Series F(a)(b)(c)	10,070	143
Somatus, Inc. Series E (b)(c)	2,206	1,895
		5,877
TOTAL HEALTH CARE		8,053

INDUSTRIALS - 1.4%
Aerospace & Defense - 1.4%
Relativity Space, Inc. Series E (a)(b)(c)	308,359	5,726
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	145,254	111,846
Series H(a)(b)(c)	42,094	32,412
Series N(a)(b)(c)	66,208	50,980
		200,964
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (a)(b)(c)	208,789	4,627

Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (b)(c)	52,096	3,405

TOTAL INDUSTRIALS		208,996

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Nuro, Inc.:
Series C(a)(b)(c)	491,080	3,747
Series D(a)(b)(c)	94,265	719
Stripe, Inc. Series H (a)(b)(c)	34,900	782
Tenstorrent, Inc. Series C1 (a)(b)(c)	36,600	1,907
		7,155
TOTAL CONVERTIBLE PREFERRED STOCKS		281,006
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (b)(c)	615,508	16,157

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,111,147	11,834

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Magic Leap, Inc. Series AA (a)(c)	325,855	5,054

TOTAL NONCONVERTIBLE PREFERRED STOCKS		33,045
TOTAL PREFERRED STOCKS (Cost $185,767)		314,051

Preferred Securities - 0.0%
	Principal Amount (g) (000s)	Value ($) (000s)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/23 (b)(c)(h)	2,280	0
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Tenstorrent, Inc. 0% (b)(c)(i)	2,040	1,787
TOTAL PREFERRED SECURITIES (Cost $4,320)		1,787

Money Market Funds - 0.8%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.37% (j)	68,569,059	68,583
Fidelity Securities Lending Cash Central Fund 4.37% (j)(k)	52,373,587	52,379
TOTAL MONEY MARKET FUNDS (Cost $120,962)		120,962

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $8,104,885)	14,910,091
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(65,414)
NET ASSETS - 100.0%	14,844,677

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $606,838,000 or 4.1% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,333,000 or 0.1% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Non-income producing - Security is in default.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
ASAC II LP	10/10/13	725

Beta Technologies, Inc. Series B, 6.00%	4/04/22	5,375

Blu Investments LLC	5/21/20	170

Bolt Threads, Inc. Series D	12/13/17	21,247

Bolt Threads, Inc. Series E	2/07/20	9,657

Bowery Farming, Inc. Series C1	5/18/21	4,973

ByteDance Ltd. Series E1	11/18/20	14,348

Circle Internet Financial Ltd. Series E	5/11/21	9,990

Circle Internet Financial Ltd. Series F	5/09/22	2,892

Discord, Inc. Series I	9/15/21	1,542

ElevateBio LLC Series C	3/09/21	2,494

Epic Games, Inc.	7/13/20 - 7/30/20	13,743

Fanatics, Inc. Class A	8/13/20 - 12/15/21	12,264

GoBrands, Inc. Series G	3/02/21	2,023

GoBrands, Inc. Series H	7/22/21	3,972

I-Pulse, Inc.	3/18/10	81

Intarcia Therapeutics, Inc. Series CC	11/14/12	7,040

Intarcia Therapeutics, Inc. 6% 7/18/23	1/03/20	2,280

Lyra Health, Inc. Series E	1/14/21	2,472

Lyra Health, Inc. Series F	6/04/21	158

Nuro, Inc. Series C	10/30/20	6,411

Nuro, Inc. Series D	10/29/21	1,965

P3 Health Partners, Inc.	5/25/21	3,954

Rad Power Bikes, Inc.	1/21/21	2,289

Rad Power Bikes, Inc. Series A	1/21/21	298

Rad Power Bikes, Inc. Series C	1/21/21	1,174

Rad Power Bikes, Inc. Series D	9/17/21	3,945

Reddit, Inc. Series E	5/18/21	1,283

Reddit, Inc. Series F	8/11/21	7,882

Relativity Space, Inc. Series E	5/27/21	7,041

Somatus, Inc. Series E	1/31/22	1,925

Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	29,628

Space Exploration Technologies Corp. Class C	9/11/17	614

Space Exploration Technologies Corp. Series G	1/20/15	11,251

Space Exploration Technologies Corp. Series H	8/04/17	5,683

Space Exploration Technologies Corp. Series N	8/04/20	17,876

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	7,252

Stripe, Inc. Class B	5/18/21	3,339

Stripe, Inc. Series H	3/15/21	1,400

Tanium, Inc. Class B	4/21/17 - 9/18/20	9,907

Tenstorrent, Inc. Series C1	4/23/21	2,176

Tenstorrent, Inc. 0%	4/23/21	2,040

TulCo LLC	8/24/17	5,885

Veterinary Emergency Group LLC Class A	9/16/21 - 12/16/22	6,613

X Holdings I, Inc.	10/25/22	9,710

Zipline International, Inc.	10/12/21	2,697

Zipline International, Inc. Series E	12/21/20	6,813

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	218,233	5,851,716	6,001,366	8,284	-	-	68,583	0.2%
Fidelity Securities Lending Cash Central Fund 4.37%	23,793	836,294	807,708	1,952	-	-	52,379	0.2%
Total	242,026	6,688,010	6,809,074	10,236	-	-	120,962

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,913,366	1,844,911	19,493	48,962
Consumer Discretionary	1,579,760	1,457,914	52,497	69,349
Consumer Staples	384,871	350,667	29,875	4,329
Energy	1,188,051	1,173,749	14,302	-
Financials	2,068,924	2,038,958	2,510	27,456
Health Care	2,643,708	2,458,377	167,042	18,289
Industrials	1,242,287	810,832	19,143	412,312
Information Technology	2,955,166	2,905,070	20,638	29,458
Materials	652,255	647,584	4,671	-
Real Estate	9,520	9,520	-	-
Utilities	149,434	149,434	-	-

Preferred Securities	1,787	-	-	1,787

Money Market Funds	120,962	120,962	-	-
Total Investments in Securities:	14,910,091	13,967,978	330,171	611,942

Net Unrealized Depreciation on Unfunded Commitments	(1,477)	-	-	(1,477)
Total	(1,477)	-	-	(1,477)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Industrials
Beginning Balance	$332,694
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	79,304
Cost of Purchases	5,375
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(5,061)
Ending Balance	$412,312
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$79,304
Other Investments in Securities
Beginning Balance	$217,060
Net Realized Gain (Loss) on Investment Securities	(27,940)
Net Unrealized Gain (Loss) on Investment Securities	(1,281)
Cost of Purchases	18,138
Proceeds of Sales	(22,490)
Amortization/Accretion	-
Transfers into Level 3	16,157
Transfers out of Level 3	(14)
Ending Balance	$199,630
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(38,554)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $50,689) - See accompanying schedule:
Unaffiliated issuers (cost $7,983,923)	$14,789,129
Fidelity Central Funds (cost $120,962)	120,962

Total Investment in Securities (cost $8,104,885)		$14,910,091
Cash		1
Restricted cash		3,049
Foreign currency held at value (cost $91)		90
Receivable for investments sold
Regular delivery		$32,489
Delayed delivery		14,519
Receivable for fund shares sold		6,230
Dividends receivable		8,417
Distributions receivable from Fidelity Central Funds		747
Prepaid expenses		21
Other receivables		892
Total assets		14,976,546
Liabilities
Unrealized depreciation on unfunded commitments	$1,477
Payable for fund shares redeemed	67,431
Accrued management fee	2,990
Distribution and service plan fees payable	2,221
Other affiliated payables	2,235
Other payables and accrued expenses	3,166
Collateral on securities loaned	52,349
Total Liabilities		131,869
Net Assets		$14,844,677
Net Assets consist of:
Paid in capital		$7,939,337
Total accumulated earnings (loss)		6,905,340
Net Assets		$14,844,677

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($5,101,386 ÷ 200,049 shares) (a)		$25.50
Maximum offering price per share (100/94.25 of $25.50)		$27.06
Class M :
Net Asset Value and redemption price per share ($1,254,016 ÷ 52,586 shares) (a)		$23.85
Maximum offering price per share (100/96.50 of $23.85)		$24.72
Class C :
Net Asset Value and offering price per share ($672,129 ÷ 34,635 shares) (a)		$19.41
Class I :
Net Asset Value , offering price and redemption price per share ($6,584,612 ÷ 247,585 shares)		$26.60
Class Z :
Net Asset Value , offering price and redemption price per share ($1,232,534 ÷ 46,163 shares)		$26.70
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended December 31, 2022
Investment Income
Dividends		$183,952
Income from Fidelity Central Funds (including $1,952 from security lending)		10,236
Total Income		194,188
Expenses
Management fee
Basic fee	$101,137
Performance adjustment	(48,829)
Transfer agent fees	29,256
Distribution and service plan fees	32,178
Accounting fees	1,592
Custodian fees and expenses	292
Independent trustees' fees and expenses	69
Registration fees	216
Audit	164
Legal	22
Miscellaneous	98
Total expenses before reductions	116,195
Expense reductions	(694)
Total expenses after reductions		115,501
Net Investment income (loss)		78,687
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $910)	2,614,761
Foreign currency transactions	(560)
Total net realized gain (loss)		2,614,201
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,842)	(9,618,317)
Unfunded commitments	(1,350)
Assets and liabilities in foreign currencies	(39)
Total change in net unrealized appreciation (depreciation)		(9,619,706)
Net gain (loss)		(7,005,505)
Net increase (decrease) in net assets resulting from operations		$(6,926,818)
Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,687	$(81,474)
Net realized gain (loss)	2,614,201	3,366,658
Change in net unrealized appreciation (depreciation)	(9,619,706)	2,337,916
Net increase (decrease) in net assets resulting from operations	(6,926,818)	5,623,100
Distributions to shareholders	(2,142,096)	(3,135,641)
Share transactions - net increase (decrease)	(2,521,800)	(953,584)
Total increase (decrease) in net assets	(11,590,714)	1,533,875

Net Assets
Beginning of period	26,435,391	24,901,516
End of period	$14,844,677	$26,435,391

Financial Highlights
Fidelity Advisor® New Insights Fund Class A

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.22	$36.57	$32.08	$26.50	$31.38
Income from Investment Operations
Net investment income (loss) A,B	.10	(.16)	(.10)	.06	.03
Net realized and unrealized gain (loss)	(10.99)	8.90	7.57	7.60	(1.26)
Total from investment operations	(10.89)	8.74	7.47	7.66	(1.23)
Distributions from net investment income	(.12)	-	- C	(.04)	-
Distributions from net realized gain	(3.71)	(5.09)	(2.97)	(2.04)	(3.65)
Total distributions	(3.83)	(5.09)	(2.98) D	(2.08)	(3.65)
Net asset value, end of period	$25.50	$40.22	$36.57	$32.08	$26.50
Total Return E,F	(27.48)%	24.30%	23.64%	29.15%	(4.42)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.70%	.93%	1.10%	1.08%	1.04%
Expenses net of fee waivers, if any	.70%	.93%	1.10%	1.08%	1.04%
Expenses net of all reductions	.70%	.93%	1.10%	1.07%	1.04%
Net investment income (loss)	.32%	(.40)%	(.30)%	.20%	.08%
Supplemental Data
Net assets, end of period (in millions)	$5,101	$8,124	$6,753	$6,156	$4,747
Portfolio turnover rate I	32% J	29%	53%	27% J	36%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class M

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$37.93	$34.81	$30.73	$25.49	$30.39
Income from Investment Operations
Net investment income (loss) A,B	.02	(.25)	(.17)	(.01)	(.05)
Net realized and unrealized gain (loss)	(10.34)	8.46	7.22	7.29	(1.20)
Total from investment operations	(10.32)	8.21	7.05	7.28	(1.25)
Distributions from net investment income	(.05)	-	-	-	-
Distributions from net realized gain	(3.71)	(5.09)	(2.97)	(2.04)	(3.65)
Total distributions	(3.76)	(5.09)	(2.97)	(2.04)	(3.65)
Net asset value, end of period	$23.85	$37.93	$34.81	$30.73	$25.49
Total Return C,D	(27.64)%	24.00%	23.33%	28.79%	(4.64)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.95%	1.18%	1.35%	1.32%	1.29%
Expenses net of fee waivers, if any	.94%	1.18%	1.35%	1.32%	1.29%
Expenses net of all reductions	.94%	1.18%	1.35%	1.32%	1.29%
Net investment income (loss)	.07%	(.65)%	(.54)%	(.05)%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$1,254	$2,027	$1,856	$1,844	$1,638
Portfolio turnover rate G	32% H	29%	53%	27% H	36%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class C

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$31.89	$30.09	$27.03	$22.73	$27.63
Income from Investment Operations
Net investment income (loss) A,B	(.11)	(.38)	(.29)	(.15)	(.19)
Net realized and unrealized gain (loss)	(8.66)	7.27	6.32	6.49	(1.06)
Total from investment operations	(8.77)	6.89	6.03	6.34	(1.25)
Distributions from net realized gain	(3.71)	(5.09)	(2.97)	(2.04)	(3.65)
Total distributions	(3.71)	(5.09)	(2.97)	(2.04)	(3.65)
Net asset value, end of period	$19.41	$31.89	$30.09	$27.03	$22.73
Total Return C,D	(28.02)%	23.36%	22.74%	28.15%	(5.11)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.46%	1.70%	1.86%	1.83%	1.79%
Expenses net of fee waivers, if any	1.46%	1.69%	1.86%	1.83%	1.79%
Expenses net of all reductions	1.46%	1.69%	1.86%	1.83%	1.79%
Net investment income (loss)	(.45)%	(1.17)%	(1.05)%	(.55)%	(.67)%
Supplemental Data
Net assets, end of period (in millions)	$672	$1,376	$1,973	$2,228	$2,932
Portfolio turnover rate G	32% H	29%	53%	27% H	36%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class I

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$41.73	$37.69	$32.90	$27.14	$32.03
Income from Investment Operations
Net investment income (loss) A,B	.19	(.06)	(.01)	.15	.11
Net realized and unrealized gain (loss)	(11.41)	9.19	7.78	7.77	(1.27)
Total from investment operations	(11.22)	9.13	7.77	7.92	(1.16)
Distributions from net investment income	(.20)	-	- C	(.12)	(.07)
Distributions from net realized gain	(3.71)	(5.09)	(2.97)	(2.04)	(3.65)
Total distributions	(3.91)	(5.09)	(2.98) D	(2.16)	(3.73) D
Net asset value, end of period	$26.60	$41.73	$37.69	$32.90	$27.14
Total Return E	(27.28)%	24.62%	23.96%	29.42%	(4.14)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.68%	.85%	.82%	.79%
Expenses net of fee waivers, if any	.44%	.68%	.85%	.82%	.79%
Expenses net of all reductions	.44%	.68%	.84%	.82%	.78%
Net investment income (loss)	.57%	(.15)%	(.04)%	.46%	.33%
Supplemental Data
Net assets, end of period (in millions)	$6,585	$12,335	$12,219	$13,870	$12,581
Portfolio turnover rate H	32% I	29%	53%	27% I	36%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® New Insights Fund Class Z

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$41.89	$37.77	$32.93	$27.16	$32.06
Income from Investment Operations
Net investment income (loss) A,B	.23	(.01)	.03	.18	.15
Net realized and unrealized gain (loss)	(11.47)	9.22	7.79	7.79	(1.28)
Total from investment operations	(11.24)	9.21	7.82	7.97	(1.13)
Distributions from net investment income	(.24)	-	- C	(.17)	(.12)
Distributions from net realized gain	(3.71)	(5.09)	(2.97)	(2.04)	(3.65)
Total distributions	(3.95)	(5.09)	(2.98) D	(2.20) D	(3.77)
Net asset value, end of period	$26.70	$41.89	$37.77	$32.93	$27.16
Total Return E	(27.21)%	24.79%	24.09%	29.60%	(4.03)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.33%	.56%	.73%	.70%	.66%
Expenses net of fee waivers, if any	.32%	.56%	.73%	.70%	.66%
Expenses net of all reductions	.32%	.56%	.72%	.70%	.66%
Net investment income (loss)	.69%	(.03)%	.08%	.58%	.46%
Supplemental Data
Net assets, end of period (in millions)	$1,233	$2,572	$2,101	$2,306	$1,741
Portfolio turnover rate H	32% I	29%	53%	27% I	36%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$ 610,155	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.5 - 21.2 / 11.8	Increase
			Enterprise value/Revenue multiple (EV/R)	0.8 - 22.6 / 7.8	Increase
			Enterprise value/Net income multiple (EV/NI)	15.5	Increase
		Recovery value	Recovery value	$0.00 - $0.17 / $0.16	Increase
		Market approach	Transaction price	59.45	Increase
			Discount rate	15.0%	Decrease
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.0	Increase
		Black scholes	Discount rate	3.8% - 4.2% / 3.9%	Increase
			Probability rate	50.0%	Increase
			Volatility	65.0% - 80.0% / 74.3%	Increase
			Term	2.0 - 5.0 / 3.7	Increase
Preferred Securities	$ 1,787	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$100	Increase
			Discount rate	15.0%	Decrease
		Black scholes	Discount rate	4.2%	Increase
			Volatility	70.0%	Increase
			Term	2.0	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor New Insights Fund	$778

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,138,742
Gross unrealized depreciation	(459,135)
Net unrealized appreciation (depreciation)	$6,679,607
Tax Cost	$8,229,007

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$766
Undistributed long-term capital gain	$225,671
Net unrealized appreciation (depreciation) on securities and other investments	$6,679,582

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$81,763	$-
Long-term Capital Gains	2,060,333	3,135,641
Total	$2,142,096	$3,135,641

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Advisor New Insights Fund	Stripe, Inc.	$1,477	$(1,477)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor New Insights Fund	26,224.18

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions . The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor New Insights Fund	5,979,800	10,175,350

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Advisor New Insights Fund	7,454	226,546	257,752	Class I
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .27% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$15,328	$83
Class M	.25%	.25%	7,588	23
Class C	.75%	.25%	9,262	494
			$32,178	$600

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$599
Class M	56
Class C A	7
$662
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of   Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$9,983.16
Class M	2,442.16
Class C	1,606.17
Class I	14,544.16
Class Z	681.04
	$29,256

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor New Insights Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor New Insights Fund	$132

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor New Insights Fund	300,711	752,484	131,349
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor New Insights Fund	$37
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor New Insights Fund	$207	$45	$270
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $694.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Advisor New Insights Fund
Distributions to shareholders
Class A	$711,262	$938,651
Class M	180,873	250,672
Class C	122,166	220,661
Class I	949,674	1,435,702
Class Z	178,121	289,955
Total	$2,142,096	$3,135,641
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Advisor New Insights Fund
Class A
Shares sold	14,534	27,998	$453,687	$1,105,291
Reinvestment of distributions	24,711	22,076	668,926	879,805
Shares redeemed	(41,188)	(32,747)	(1,253,113)	(1,304,741)
Net increase (decrease)	(1,943)	17,327	$(130,500)	$680,355
Class M
Shares sold	2,238	2,632	$66,425	$100,144
Reinvestment of distributions	6,959	6,501	176,641	244,606
Shares redeemed	(10,054)	(8,999)	(289,096)	(340,462)
Net increase (decrease)	(857)	134	$(46,030)	$4,288
Class C
Shares sold	2,448	2,799	$60,323	$91,154
Reinvestment of distributions	5,756	6,852	120,314	217,347
Shares redeemed	(16,733)	(32,074)	(408,395)	(1,026,544)
Net increase (decrease)	(8,529)	(22,423)	$(227,758)	$(718,043)
Class I
Shares sold	33,193	25,638	$1,080,944	$1,053,539
Reinvestment of distributions	30,686	31,697	869,015	1,307,410
Shares redeemed	(111,868)	(85,931)	(3,533,622)	(3,549,097)
Net increase (decrease)	(47,989)	(28,596)	$(1,583,663)	$(1,188,148)
Class Z
Shares sold	7,855	20,438	$262,400	$859,645
Reinvestment of distributions	5,259	6,053	149,168	251,120
Shares redeemed	(28,356)	(20,701)	(945,417)	(842,801)
Net increase (decrease)	(15,242)	5,790	$(533,849)	$267,964
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor New Insights Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor New Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers, and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
Fidelity Advisor® New Insights Fund
Class A	.67%
Actual		$ 1,000	$ 1,004.10	$ 3.38
Hypothetical- B		$ 1,000	$ 1,021.83	$ 3.41
Class M	.92%
Actual		$ 1,000	$ 1,003.20	$ 4.65
Hypothetical- B		$ 1,000	$ 1,020.57	$ 4.69
Class C	1.43%
Actual		$ 1,000	$ 1,000.30	$ 7.21
Hypothetical- B		$ 1,000	$ 1,018.00	$ 7.27
Class I	.42%
Actual		$ 1,000	$ 1,005.50	$ 2.12
Hypothetical- B		$ 1,000	$ 1,023.09	$ 2.14
Class Z	.30%
Actual		$ 1,000	$ 1,006.00	$ 1.52
Hypothetical- B		$ 1,000	$ 1,023.69	$ 1.53

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $2,415,969,534, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.796407.119
ANIF-ANN-0323
Fidelity® Series Opportunistic Insights Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Opportunistic Insights Fund	-25.73%	9.27%	13.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

48,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$35,043 Fidelity® Series Opportunistic Insights Fund
$31,428 Russell 3000® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Portfolio Manager William Danoff:
For the year, the fund returned -25.73%, underperforming the -19.21% result of the benchmark Russell 3000 ® Index. The primary detractor from performance versus the benchmark was our stock selection in information technology. Also hurting our result was an underweighting and security selection in consumer staples. Stock picking and an overweighting in the communication services sector, especially within the media & entertainment industry, also hampered the fund's relative result. The biggest individual relative detractor was an overweight position in Meta Platforms (-64%). Meta Platforms was among the fund's biggest holdings. Another notable relative detractor was an outsized stake in Nvidia (-50%), which was among our largest holdings this period. Another notable relative detractor was an overweighting in Amazon.com (-50%), which was among our biggest holdings. Conversely, the biggest contributors to performance versus the benchmark were stock selection and an overweighting in financials. Security selection in health care and an underweighting in real estate also boosted the fund's relative performance. The fund's position in cash contributed in a down market. The biggest individual relative contributor was an overweight position in Berkshire Hathaway (+4%), the fund's largest holding. Also bolstering performance was our lighter-than-benchmark stake in Tesla (-65%). Another notable relative contributor was an outsized stake in UnitedHealth Group (+7%), which was one of our largest holdings. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class A	6.0
Meta Platforms, Inc. Class A	4.0
Exxon Mobil Corp.	3.7
UnitedHealth Group, Inc.	3.7
Apple, Inc.	3.1
Amazon.com, Inc.	2.9
Microsoft Corp.	2.9
Regeneron Pharmaceuticals, Inc.	2.4
Chevron Corp.	2.2
Eli Lilly & Co.	2.2
33.1

Market Sectors (% of Fund's net assets)

Health Care	17.6
Information Technology	15.7
Financials	14.3
Energy	13.8
Communication Services	9.5
Consumer Discretionary	7.8
Industrials	6.1
Consumer Staples	3.6
Materials	3.3
Utilities	0.5
Real Estate	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 6.6%

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 91.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.4%
Entertainment - 1.8%
Activision Blizzard, Inc.	115,600	8,849,180
Liberty Media Corp. Liberty Formula One Series C (a)	197,352	11,797,703
Netflix, Inc. (a)	370,509	109,255,694
Universal Music Group NV	713,089	17,244,410
		147,146,987
Interactive Media & Services - 7.3%
Alphabet, Inc.:
Class A (a)	1,208,512	106,627,014
Class C (a)	1,620,200	143,760,346
Bumble, Inc. (a)	163,700	3,445,885
Epic Games, Inc. (a)(b)(c)	7,100	5,790,192
Meta Platforms, Inc. Class A (a)	2,680,554	322,577,868
Pinterest, Inc. Class A (a)	159,000	3,860,520
		586,061,825
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	192,400	26,936,000
TOTAL COMMUNICATION SERVICES		760,144,812
CONSUMER DISCRETIONARY - 7.8%
Automobiles - 0.7%
General Motors Co.	198,972	6,693,418
Harley-Davidson, Inc.	402,300	16,735,680
Hyundai Motor Co.	86,200	10,337,743
Rad Power Bikes, Inc. (a)(b)(c)	145,919	539,900
Rivian Automotive, Inc. (a)	11,042	203,504
Tesla, Inc. (a)	9,500	1,170,210
Toyota Motor Corp.	1,591,300	21,709,383
		57,389,838
Hotels, Restaurants & Leisure - 1.0%
Airbnb, Inc. Class A (a)	301,800	25,803,900
Chipotle Mexican Grill, Inc. (a)	4,654	6,457,378
Evolution AB (d)	9,100	886,380
Hilton Worldwide Holdings, Inc.	118,013	14,912,123
Hyatt Hotels Corp. Class A (a)	7,708	697,189
McDonald's Corp.	133,100	35,075,843
		83,832,813
Household Durables - 0.3%
Blu Investments LLC (a)(b)(c)	21,093,998	6,539
Lennar Corp. Class A	223,248	20,203,944
		20,210,483
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. (a)	2,769,840	232,666,560
Coupang, Inc. Class A (a)	428,526	6,303,617
Deliveroo PLC Class A (a)(d)	1,530,738	1,585,952
MercadoLibre, Inc. (a)	2,800	2,369,472
Uber Technologies, Inc. (a)	25,000	618,250
Wayfair LLC Class A (a)	6,160	202,602
		243,746,453
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	147,551	20,869,613
Dollarama, Inc.	24,200	1,415,360
		22,284,973
Specialty Retail - 2.3%
Academy Sports & Outdoors, Inc.	220,768	11,599,151
AutoZone, Inc. (a)	4,841	11,938,777
Dick's Sporting Goods, Inc.	206,485	24,838,081
Fanatics, Inc. Class A (a)(b)(c)	139,938	10,659,077
National Vision Holdings, Inc. (a)(e)	100,296	3,887,473
O'Reilly Automotive, Inc. (a)	44,646	37,682,563
The Home Depot, Inc.	92,066	29,079,967
TJX Companies, Inc.	45,000	3,582,000
Ulta Beauty, Inc. (a)	82,500	38,698,275
Williams-Sonoma, Inc.	127,814	14,688,385
		186,653,749
Textiles, Apparel & Luxury Goods - 0.2%
China Hongxing Sports Ltd. (a)(c)	22,200	0
Deckers Outdoor Corp. (a)	13,284	5,302,441
Dr. Martens Ltd.	953,888	2,198,005
lululemon athletica, Inc. (a)	10,834	3,470,997
On Holding AG (a)	301,800	5,178,888
		16,150,331
TOTAL CONSUMER DISCRETIONARY		630,268,640
CONSUMER STAPLES - 3.6%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	199,500	12,016,078
Constellation Brands, Inc. Class A (sub. vtg.)	79,000	18,308,250
Diageo PLC	99,506	4,355,564
Keurig Dr. Pepper, Inc.	16,000	570,560
PepsiCo, Inc.	385,900	69,716,694
The Coca-Cola Co.	1,022,150	65,018,962
		169,986,108
Food & Staples Retailing - 0.9%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	74,800	3,287,001
Casey's General Stores, Inc.	15,400	3,454,990
Costco Wholesale Corp.	146,337	66,802,841
Performance Food Group Co. (a)	17,800	1,039,342
		74,584,174
Food Products - 0.2%
Archer Daniels Midland Co.	101,800	9,452,130
General Mills, Inc.	18,400	1,542,840
Mondelez International, Inc.	82,600	5,505,290
Nestle SA (Reg. S)	11,180	1,291,395
		17,791,655
Household Products - 0.2%
Procter & Gamble Co.	101,100	15,322,716
Personal Products - 0.2%
L'Oreal SA (a)	13,125	4,700,033
L'Oreal SA (a)	12,803	4,584,726
Olaplex Holdings, Inc. (a)	351,020	1,828,814
		11,113,573
TOTAL CONSUMER STAPLES		288,798,226
ENERGY - 13.7%
Energy Equipment & Services - 0.1%
Halliburton Co.	288,000	11,332,800
Oil, Gas & Consumable Fuels - 13.6%
Antero Resources Corp. (a)	16,900	523,731
Birchcliff Energy Ltd.	75,900	528,609
Canadian Natural Resources Ltd.	345,500	19,186,222
Cenovus Energy, Inc. (Canada)	158,800	3,081,001
Cheniere Energy, Inc.	194,736	29,202,611
Chevron Corp.	1,000,500	179,579,745
ConocoPhillips Co.	1,339,277	158,034,686
Devon Energy Corp.	579,600	35,651,196
Diamondback Energy, Inc.	197,646	27,034,020
EOG Resources, Inc.	346,700	44,904,584
Equinor ASA	60,400	2,170,793
Excelerate Energy, Inc. (e)	7,924	198,496
Exxon Mobil Corp.	2,709,300	298,835,790
Hess Corp.	443,822	62,942,836
Marathon Petroleum Corp.	104,200	12,127,838
Occidental Petroleum Corp.	1,405,000	88,500,950
Ovintiv, Inc.	13,700	694,727
Phillips 66 Co.	289,600	30,141,568
Pioneer Natural Resources Co.	175,600	40,105,284
Suncor Energy, Inc.	259,200	8,222,038
Tourmaline Oil Corp.	32,700	1,649,973
Valero Energy Corp.	421,100	53,420,746
		1,096,737,444
TOTAL ENERGY		1,108,070,244
FINANCIALS - 14.3%
Banks - 2.9%
AIB Group PLC	263,600	1,020,329
Banco Santander SA (Spain)	540,200	1,615,260
Bank of America Corp.	3,221,862	106,708,069
Bank of Ireland Group PLC	343,600	3,273,479
Citigroup, Inc.	39,500	1,786,585
HDFC Bank Ltd. sponsored ADR	22,400	1,532,384
JPMorgan Chase & Co.	442,824	59,382,698
Nu Holdings Ltd. (e)	645,700	2,627,999
Royal Bank of Canada	266,300	25,036,920
Starling Bank Ltd. Series D (a)(b)(c)	1,611,012	6,096,091
The Toronto-Dominion Bank	171,500	11,104,435
Wells Fargo & Co.	400,300	16,528,387
		236,712,636
Capital Markets - 1.8%
BlackRock, Inc. Class A	600	425,178
Brookfield Asset Management Ltd. Class A (a)	4,520	129,424
Brookfield Corp. (Canada) Class A	6,700	210,699
Charles Schwab Corp.	300	24,978
Goldman Sachs Group, Inc.	140,373	48,201,281
Morgan Stanley	1,075,800	91,464,516
MSCI, Inc.	1,011	470,287
TulCo LLC (a)(b)(c)(f)	7,549	5,701,156
		146,627,519
Diversified Financial Services - 6.0%
Berkshire Hathaway, Inc. Class A (a)	1,022	479,022,607
Insurance - 3.6%
American International Group, Inc.	450,000	28,458,000
Aon PLC	4,400	1,320,616
Arthur J. Gallagher & Co.	51,611	9,730,738
Brookfield Asset Management Reinsurance Partners Ltd.	480	15,006
Chubb Ltd.	210,168	46,363,061
Fairfax Financial Holdings Ltd. (sub. vtg.)	28,300	16,764,092
Hartford Financial Services Group, Inc.	99,400	7,537,502
Intact Financial Corp.	55,360	7,969,142
Marsh & McLennan Companies, Inc.	36,100	5,973,828
Progressive Corp.	619,900	80,407,229
The Travelers Companies, Inc.	454,608	85,234,454
W.R. Berkley Corp.	19,600	1,422,372
		291,196,040
TOTAL FINANCIALS		1,153,558,802
HEALTH CARE - 17.6%
Biotechnology - 5.3%
Alnylam Pharmaceuticals, Inc. (a)	91,100	21,649,915
Argenx SE ADR (a)	14,527	5,503,263
Biohaven Ltd. (a)	1,466	20,348
Galapagos NV sponsored ADR (a)	71,500	3,173,170
Genmab A/S (a)	4,100	1,733,459
Gilead Sciences, Inc.	85,400	7,331,590
Intellia Therapeutics, Inc. (a)	16,683	582,070
Legend Biotech Corp. ADR (a)	78,184	3,902,945
Moderna, Inc. (a)	12,400	2,227,288
Neurocrine Biosciences, Inc. (a)	57,700	6,891,688
Nuvalent, Inc. Class A (a)	21,700	646,226
Regeneron Pharmaceuticals, Inc. (a)	263,123	189,840,613
United Therapeutics Corp. (a)	48,874	13,591,371
Vertex Pharmaceuticals, Inc. (a)	570,500	164,748,990
Zai Lab Ltd. (a)	481,160	1,489,313
		423,332,249
Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp. (a)	86,400	3,997,728
DexCom, Inc. (a)	13,200	1,494,768
Edwards Lifesciences Corp. (a)	39,347	2,935,680
Figs, Inc. Class A (a)	35,100	236,223
Intuitive Surgical, Inc. (a)	127,850	33,924,998
Straumann Holding AG	13,083	1,500,243
		44,089,640
Health Care Providers & Services - 5.5%
23andMe Holding Co. Class A (a)	290,780	628,085
AmerisourceBergen Corp.	35,700	5,915,847
Cardinal Health, Inc.	150,800	11,591,996
Cigna Corp.	146,300	48,475,042
Elevance Health, Inc.	85,000	43,602,450
HCA Holdings, Inc.	42,500	10,198,300
Molina Healthcare, Inc. (a)	67,600	22,322,872
Option Care Health, Inc. (a)	57,094	1,717,958
P3 Health Partners, Inc. (a)(b)	160,486	295,294
UnitedHealth Group, Inc.	559,678	296,730,082
		441,477,926
Health Care Technology - 0.0%
Doximity, Inc. (a)	49,200	1,651,152
Life Sciences Tools & Services - 1.0%
Danaher Corp.	162,635	43,166,582
Mettler-Toledo International, Inc. (a)	12,456	18,004,525
Thermo Fisher Scientific, Inc.	660	363,455
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	59,096	3,357,244
Waters Corp. (a)	37,508	12,849,491
		77,741,297
Pharmaceuticals - 5.3%
AstraZeneca PLC sponsored ADR	279,400	18,943,320
Bristol-Myers Squibb Co.	722,200	51,962,290
DICE Therapeutics, Inc. (a)	54,300	1,694,160
Eli Lilly & Co.	488,252	178,622,112
Intra-Cellular Therapies, Inc. (a)	14,978	792,636
Johnson & Johnson	335,500	59,266,075
Merck & Co., Inc.	713,200	79,129,540
Nuvation Bio, Inc. (a)	82,324	158,062
Pfizer, Inc.	19,400	994,056
Roche Holding AG (participation certificate)	47,040	14,781,735
Royalty Pharma PLC	554,200	21,901,984
		428,245,970
TOTAL HEALTH CARE		1,416,538,234
INDUSTRIALS - 5.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	216,200	105,179,138
Northrop Grumman Corp.	115,600	63,072,516
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	212,910	16,394,070
Class C (a)(b)(c)	7,830	602,910
TransDigm Group, Inc.	1,300	818,545
		186,067,179
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B	477,915	83,080,744
Zipline International, Inc. (a)(b)(c)	28,830	638,873
		83,719,617
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (a)	114,300	8,545,068
Building Products - 0.1%
Carrier Global Corp.	19,100	787,875
Toto Ltd.	141,220	4,790,108
Trane Technologies PLC	4,700	790,023
		6,368,006
Commercial Services & Supplies - 0.2%
Cintas Corp.	14,931	6,743,138
Clean Harbors, Inc. (a)	86,900	9,917,028
Clean TeQ Water Pty Ltd. (a)	2,653	700
		16,660,866
Construction & Engineering - 0.0%
Willscot Mobile Mini Holdings (a)	11,970	540,685
Electrical Equipment - 0.2%
Eaton Corp. PLC	77,700	12,195,015
Emerson Electric Co.	7,900	758,874
Hubbell, Inc. Class B	25,300	5,937,404
		18,891,293
Industrial Conglomerates - 0.4%
General Electric Co.	378,537	31,717,615
Machinery - 0.5%
Caterpillar, Inc.	6,600	1,581,096
Deere & Co.	51,100	21,909,636
Fortive Corp.	35,900	2,306,575
Indutrade AB	34,800	704,014
PACCAR, Inc.	124,127	12,284,849
		38,786,170
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	259,400	19,340,052
J.B. Hunt Transport Services, Inc.	53,600	9,345,696
Localiza Rent a Car SA	25,700	258,959
Localiza Rent a Car SA rights (a)	112	228
Old Dominion Freight Lines, Inc.	24,400	6,924,232
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	10,600	25,377
		35,894,544
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	17,519	9,744,944
TOTAL INDUSTRIALS		436,935,987
INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	126,028	15,293,498
Motorola Solutions, Inc.	3,100	798,901
		16,092,399
Electronic Equipment & Components - 1.7%
Amphenol Corp. Class A	1,725,787	131,401,422
CDW Corp.	34,933	6,238,335
Jabil, Inc.	34,900	2,380,180
		140,019,937
IT Services - 1.2%
Accenture PLC Class A	323,429	86,303,794
Adyen BV (a)(d)	2,295	3,186,033
ASAC II LP (a)(b)(c)	2,013,117	338,204
Cloudflare, Inc. (a)	7,480	338,171
Gartner, Inc. (a)	8,113	2,727,104
MasterCard, Inc. Class A	4,900	1,703,877
MongoDB, Inc. Class A (a)	3,900	767,676
Shopify, Inc. Class A (a)	8,168	283,588
Visa, Inc. Class A	3,700	768,712
X Holdings I, Inc. (b)(c)	3,251	1,289,769
		97,706,928
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (a)	625,553	40,517,068
Analog Devices, Inc.	166,300	27,278,189
Broadcom, Inc.	7,000	3,913,910
Enphase Energy, Inc. (a)	90,500	23,978,880
First Solar, Inc. (a)	31,000	4,643,490
Lattice Semiconductor Corp. (a)	87,465	5,674,729
Marvell Technology, Inc.	22,475	832,474
Monolithic Power Systems, Inc.	3,700	1,308,357
NVIDIA Corp.	929,060	135,772,828
onsemi (a)	485,200	30,261,924
Qualcomm, Inc.	463,337	50,939,270
Synaptics, Inc. (a)	109,831	10,451,518
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	49,900	3,717,051
		339,289,688
Software - 5.1%
Adobe, Inc. (a)	83,266	28,021,507
Aspen Technology, Inc. (a)	1,600	328,640
Atlassian Corp. PLC (a)(e)	27,781	3,574,859
Cadence Design Systems, Inc. (a)	448,662	72,073,064
Check Point Software Technologies Ltd. (a)	25,700	3,242,312
Clear Secure, Inc. (e)	92,332	2,532,667
Fair Isaac Corp. (a)	1,800	1,077,444
Fortinet, Inc. (a)	195,227	9,544,648
Intuit, Inc.	2,083	810,745
Magic Leap, Inc.:
Class A (a)(c)	72,297	724,416
warrants (a)(c)	39,573	396,521
Microsoft Corp.	963,649	231,102,303
Oracle Corp.	19,900	1,626,626
Salesforce.com, Inc. (a)	359,394	47,652,050
Samsara, Inc. (e)	64,900	806,707
Stripe, Inc. Class B (a)(b)(c)	26,700	598,614
Tanium, Inc. Class B (a)(b)(c)	408,212	2,971,783
Zoom Video Communications, Inc. Class A (a)	10,913	739,247
		407,824,153
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	1,934,000	251,284,620
Dell Technologies, Inc.	19,519	785,054
Pure Storage, Inc. Class A (a)	17,100	457,596
		252,527,270
TOTAL INFORMATION TECHNOLOGY		1,253,460,375
MATERIALS - 3.3%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	21,600	6,658,416
Albemarle Corp.	101,000	21,902,860
CF Industries Holdings, Inc.	249,900	21,291,480
Corteva, Inc.	242,000	14,224,760
Linde PLC	7,000	2,283,260
Sherwin-Williams Co.	1,734	411,530
Westlake Corp.	88,852	9,110,884
		75,883,190
Metals & Mining - 2.3%
B2Gold Corp.	1,646,929	5,850,612
Barrick Gold Corp. (Canada)	37,266	638,806
Cleveland-Cliffs, Inc. (a)	182,700	2,943,297
Franco-Nevada Corp.	299,817	40,869,441
Freeport-McMoRan, Inc.	668,000	25,384,000
Glencore PLC	452,400	3,016,896
Ivanhoe Electric, Inc. (a)	46,500	564,975
Ivanhoe Mines Ltd. (a)	3,314,587	26,193,560
Novagold Resources, Inc. (a)	493,634	2,949,408
Nucor Corp.	359,473	47,382,136
POSCO sponsored ADR	7,872	428,788
Steel Dynamics, Inc.	305,746	29,871,384
Wheaton Precious Metals Corp.	61,200	2,391,049
		188,484,352
TOTAL MATERIALS		264,367,542
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equity Commonwealth	136,691	3,413,174
UTILITIES - 0.5%
Electric Utilities - 0.5%
Constellation Energy Corp.	134,069	11,558,088
NextEra Energy, Inc.	28,400	2,374,240
PG&E Corp. (a)	346,500	5,634,090
Southern Co.	275,054	19,641,606
		39,208,024
TOTAL COMMON STOCKS (Cost $5,215,840,395)		7,354,764,060

Preferred Stocks - 1.1%
	Shares	Value ($)
Convertible Preferred Stocks - 0.9%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	37,932	6,825,484
Reddit, Inc.:
Series E(a)(b)(c)	9,600	359,616
Series F(a)(b)(c)	49,896	1,869,104
		9,054,204
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	19,024	70,389
Series C(a)(b)(c)	74,857	276,971
Series D(a)(b)(c)	127,700	472,490
		819,850
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	800	283,976

Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series F (b)(c)	38,025	998,156

TOTAL CONSUMER DISCRETIONARY		2,101,982

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	3,340	483,432
Series H(a)(b)(c)	3,970	574,618
		1,058,050
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (a)(b)(c)	13,266	269,432

TOTAL CONSUMER STAPLES		1,327,482

HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	194,500	711,870

Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E(a)(b)(c)	79,800	1,134,756
Series F(a)(b)(c)	4,099	58,288
Somatus, Inc. Series E (b)(c)	842	723,211
		1,916,255
TOTAL HEALTH CARE		2,628,125

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.7%
Relativity Space, Inc. Series E (a)(b)(c)	125,290	2,326,635
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	36,460	28,074,200
Series H(a)(b)(c)	7,256	5,587,120
Series N(a)(b)(c)	24,552	18,905,040
		54,892,995
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (a)(b)(c)	66,084	1,464,421

Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (b)(c)	15,787	1,031,838

TOTAL INDUSTRIALS		57,389,254

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Delphix Corp. Series D (a)(b)(c)	232,855	1,196,875
Nuro, Inc.:
Series C(a)(b)(c)	190,290	1,451,913
Series D(a)(b)(c)	36,736	280,296
Stripe, Inc. Series H (a)(b)(c)	11,500	257,830
Tenstorrent, Inc. Series C1 (a)(b)(c)	12,300	640,953
		3,827,867
TOTAL CONVERTIBLE PREFERRED STOCKS		76,328,914
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series E (b)(c)	61,811	1,622,539

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	607,300	6,467,745

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Magic Leap, Inc. Series AA (a)(c)	275,569	4,274,075

TOTAL NONCONVERTIBLE PREFERRED STOCKS		12,364,359
TOTAL PREFERRED STOCKS (Cost $54,561,320)		88,693,273

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Tenstorrent, Inc. 0% (b)(c)(h) (Cost $680,000)	680,000	595,680

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (i)	440,602,199	440,690,320
Fidelity Securities Lending Cash Central Fund 4.37% (i)(j)	6,127,490	6,128,103
TOTAL MONEY MARKET FUNDS (Cost $446,818,423)		446,818,423

TOTAL INVESTMENT IN SECURITIES - 97.8% (Cost $5,717,900,138)	7,890,871,436
NET OTHER ASSETS (LIABILITIES) - 2.2%	177,361,804
NET ASSETS - 100.0%	8,068,233,240

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $133,826,849 or 1.7% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,658,365 or 0.1% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ASAC II LP	10/10/13	155,030

Beta Technologies, Inc. Series B, 6.00%	4/04/22	1,628,745

Blu Investments LLC	5/21/20	36,484

Bowery Farming, Inc. Series C1	5/18/21	799,267

ByteDance Ltd. Series E1	11/18/20	4,156,368

Circle Internet Financial Ltd. Series E	5/11/21	1,003,200

Circle Internet Financial Ltd. Series F	5/09/22	1,602,374

Delphix Corp. Series D	7/10/15	2,095,695

Discord, Inc. Series I	9/15/21	440,500

ElevateBio LLC Series C	3/09/21	815,928

Epic Games, Inc.	7/13/20 - 7/30/20	4,082,500

Fanatics, Inc. Class A	8/13/20 - 12/15/21	4,645,244

GoBrands, Inc. Series G	3/02/21	834,056

GoBrands, Inc. Series H	7/22/21	1,542,308

Lyra Health, Inc. Series E	1/14/21	730,697

Lyra Health, Inc. Series F	6/04/21	64,372

Nuro, Inc. Series C	10/30/20	2,484,160

Nuro, Inc. Series D	10/29/21	765,788

P3 Health Partners, Inc.	5/25/21	1,604,860

Rad Power Bikes, Inc.	1/21/21	703,890

Rad Power Bikes, Inc. Series A	1/21/21	91,769

Rad Power Bikes, Inc. Series C	1/21/21	361,098

Rad Power Bikes, Inc. Series D	9/17/21	1,223,851

Reddit, Inc. Series E	5/18/21	407,752

Reddit, Inc. Series F	8/11/21	3,083,293

Relativity Space, Inc. Series E	5/27/21	2,861,010

Somatus, Inc. Series E	1/31/22	734,759

Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	3,185,238

Space Exploration Technologies Corp. Class C	9/11/17	105,705

Space Exploration Technologies Corp. Series G	1/20/15	2,824,191

Space Exploration Technologies Corp. Series H	8/04/17	979,560

Space Exploration Technologies Corp. Series N	8/04/20	6,629,040

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	3,151,959

Stripe, Inc. Class B	5/18/21	1,071,428

Stripe, Inc. Series H	3/15/21	461,438

Tanium, Inc. Class B	4/21/17 - 9/18/20	3,439,433

Tenstorrent, Inc. Series C1	4/23/21	731,288

Tenstorrent, Inc. 0%	4/23/21	680,000

TulCo LLC	8/24/17 - 12/14/17	2,643,700

Veterinary Emergency Group LLC Class A	9/16/21 - 12/16/22	2,307,320

X Holdings I, Inc.	10/25/22	3,251,000

Zipline International, Inc.	10/12/21	1,037,880

Zipline International, Inc. Series E	12/21/20	2,156,281

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	298,594,723	3,754,119,240	3,612,023,643	6,217,589	-	-	440,690,320	1.0%
Fidelity Securities Lending Cash Central Fund 4.37%	11,576,828	384,314,303	389,763,028	73,881	-	-	6,128,103	0.0%
Total	310,171,551	4,138,433,543	4,001,786,671	6,291,470	-	-	446,818,423

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	769,199,016	737,110,210	17,244,410	14,844,396
Consumer Discretionary	633,993,161	596,467,361	22,595,763	14,930,037
Consumer Staples	290,125,708	261,850,430	26,947,796	1,327,482
Energy	1,114,537,989	1,112,367,196	2,170,793	-
Financials	1,153,558,802	1,140,146,295	1,615,260	11,797,247
Health Care	1,419,166,359	1,393,676,240	19,504,750	5,985,369
Industrials	494,325,241	414,509,326	4,790,808	75,025,107
Information Technology	1,261,562,317	1,243,955,035	3,186,033	14,421,249
Materials	264,367,542	261,350,646	3,016,896	-
Real Estate	3,413,174	3,413,174	-	-
Utilities	39,208,024	39,208,024	-	-

Preferred Securities	595,680	-	-	595,680

Money Market Funds	446,818,423	446,818,423	-	-
Total Investments in Securities:	7,890,871,436	7,650,872,360	101,072,509	138,926,567

Net Unrealized Depreciation on Unfunded Commitments	(309,148)	-	-	(309,148)
Total	(309,148)	-	-	(309,148)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$128,061,917
Net Realized Gain (Loss) on Investment Securities	3,460,165
Net Unrealized Gain (Loss) on Investment Securities	1,851,936
Cost of Purchases	10,122,485
Proceeds of Sales	(4,631,019)
Amortization/Accretion	-
Transfers into Level 3	1,622,539
Transfers out of Level 3	(1,561,456)
Ending Balance	$138,926,567
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$1,851,936

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $5,944,792) - See accompanying schedule:
Unaffiliated issuers (cost $5,271,081,715)	$7,444,053,013
Fidelity Central Funds (cost $446,818,423)	446,818,423

Total Investment in Securities (cost $5,717,900,138)		$7,890,871,436
Restricted cash		16,158
Foreign currency held at value (cost $1,382)		1,362
Receivable for investments sold		859,443
Receivable for fund shares sold		177,598,684
Dividends receivable		4,929,002
Distributions receivable from Fidelity Central Funds		1,357,554
Other receivables		54,408
Total assets		8,075,688,047
Liabilities
Payable to custodian bank	$25
Unrealized depreciation on unfunded commitments	309,148
Payable for fund shares redeemed	66,581
Other payables and accrued expenses	953,928
Collateral on securities loaned	6,125,125
Total Liabilities		7,454,807
Net Assets		$8,068,233,240
Net Assets consist of:
Paid in capital		$5,944,482,274
Total accumulated earnings (loss)		2,123,750,966
Net Assets		$8,068,233,240
Net Asset Value , offering price and redemption price per share ($8,068,233,240 ÷ 563,727,027 shares)		$14.31

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$85,741,503
Income from Fidelity Central Funds (including $73,881 from security lending)		6,291,470
Total Income		92,032,973
Expenses
Custodian fees and expenses	152,473
Independent trustees' fees and expenses	25,652
Total expenses before reductions	178,125
Expense reductions	(844)
Total expenses after reductions		177,281
Net Investment income (loss)		91,855,692
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $172,002)	321,769,949
Foreign currency transactions	(30,205)
Total net realized gain (loss)		321,739,744
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $466,611)	(2,586,809,257)
Unfunded commitments	(260,407)
Assets and liabilities in foreign currencies	(23,870)
Total change in net unrealized appreciation (depreciation)		(2,587,093,534)
Net gain (loss)		(2,265,353,790)
Net increase (decrease) in net assets resulting from operations		$(2,173,498,098)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$91,855,692	$49,643,475
Net realized gain (loss)	321,739,744	1,384,487,067
Change in net unrealized appreciation (depreciation)	(2,587,093,534)	399,250,076
Net increase (decrease) in net assets resulting from operations	(2,173,498,098)	1,833,380,618
Distributions to shareholders	(568,513,318)	(1,459,118,632)
Share transactions
Proceeds from sales of shares	3,429,424,120	1,161,106,204
Reinvestment of distributions	568,513,318	1,459,118,631
Cost of shares redeemed	(1,208,298,984)	(2,647,170,260)
Net increase (decrease) in net assets resulting from share transactions	2,789,638,454	(26,945,425)
Total increase (decrease) in net assets	47,627,038	347,316,561

Net Assets
Beginning of period	8,020,606,202	7,673,289,641
End of period	$8,068,233,240	$8,020,606,202

Other Information
Shares
Sold	215,811,257	53,744,068
Issued in reinvestment of distributions	36,485,463	70,309,438
Redeemed	(75,287,602)	(116,279,469)
Net increase (decrease)	177,009,118	7,774,037

Financial Highlights
Fidelity® Series Opportunistic Insights Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.74	$20.25	$18.10	$15.18	$17.32
Income from Investment Operations
Net investment income (loss) A,B	.20	.14	.12	.15	.15
Net realized and unrealized gain (loss)	(5.44)	4.79	5.36	4.43	(.42)
Total from investment operations	(5.24)	4.93	5.48	4.58	(.27)
Distributions from net investment income	(.18)	(.20)	(.16)	(.15)	(.13)
Distributions from net realized gain	(1.00)	(4.24)	(3.18)	(1.51)	(1.75)
Total distributions	(1.19) C	(4.44)	(3.33) C	(1.66)	(1.87) C
Net asset value, end of period	$14.31	$20.74	$20.25	$18.10	$15.18
Total Return D	(25.73)%	24.81%	31.18%	30.53%	(1.87)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	1.23%	.61%	.61%	.81%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$8,068,233	$8,020,606	$7,673,290	$6,899,733	$6,419,232
Portfolio turnover rate H	36%	43%	33%	27% I	32% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

J The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3.Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A

Equities	$ 138,330,887	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.5 - 21.2 / 11.5	Increase
			Enterprise value/Revenue multiple (EV/R)	1.6 - 19.0 / 6.9	Increase
			Enterprise value/Net income multiple (EV/NI)	15.5	Increase
		Recovery value	Recovery value	$0.00 - $0.17 / $0.16	Increase
		Market approach	Transaction price	$59.45	Increase
			Discount rate	15.0%	Decrease
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.0	Increase
		Black scholes	Discount rate	3.8% - 4.2% / 3.9%	Increase
			Probability rate	50.0%	Increase
			Volatility	65.0% - 80.0% / 72.8%	Increase
			Term	2.0 - 5.0 / 3.5	Increase
Preferred Securities	$ 595,680	Market approach	Transaction price	$100.00	Increase
			Discount rate	15.0%	Decrease
		Black scholes	Discount rate	4.2%	Increase
			Volatility	70.0%	Increase
			Term	2.0	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,408,339,492
Gross unrealized depreciation	(270,147,470)
Net unrealized appreciation (depreciation)	$2,138,192,022
Tax Cost	$5,752,370,266

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$2,138,175,393

The Fund intends to elect to defer to its next fiscal year $14,451,235 of capital losses recognized during the period November 1,2022 to December 31,2022.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$95,989,152	$158,912,657
Long-term Capital Gains	472,524,166	1,300,205,975
Total	$568,513,318	$1,459,118,632

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Series Opportunistic Insights Fund	Stripe, Inc.	$309,148	$(309,148)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Opportunistic Insights Fund	9,074,558.11

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions . The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Opportunistic Insights Fund	4,605,310,345	2,604,388,908

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Opportunistic Insights Fund	$57,112

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Opportunistic Insights Fund	247,283,072	173,623,144	34,120,434
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Opportunistic Insights Fund	$7,642	$1,979	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $844.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Series Opportunistic Insights Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Series Opportunistic Insights Fund	-%- D
Actual		$ 1,000	$ 1,026.40	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022 $325,036,131   , or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 79% of the dividend distributed during December of the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 91.73% of the dividend distributed during December of the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.951052.110
O1T-ANN-0323
Fidelity® Contrafund®

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	-28.26%	8.52%	12.40%
Class K	-28.22%	8.60%	12.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund,  on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

45,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$32,175 Fidelity® Contrafund®
$32,654 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Portfolio Manager William Danoff:
For the year, the fund's share classes returned roughly -28%, trailing the -18.11% result of the benchmark S&P 500 ® index. The largest detractors from performance versus the benchmark were stock picks and an overweight in the communication services sector, primarily within the media & entertainment industry. An underweight and security selection in energy and stock selection in information technology also hurt. The fund's biggest individual relative detractor was an overweight in Meta Platforms (-64%). The company was a sizable holding. Other noteworthy detractors included larger-than-benchmark stakes in Amazon.com (-50%) and Alphabet (-39%). Both were among the fund's biggest holdings. In contrast, the largest contributors to performance versus the benchmark were stock selection and an overweight in the financials sector, driven by the diversified financials industry. Also boosting the fund's relative result were underweights in real estate and information technology. The fund's position in cash contributed in a down market. The fund's biggest individual relative contributor was an overweight in Berkshire Hathaway (+4%), the fund's top holding. Also helping our relative result was an underweight in Tesla (-65%). We decreased our investment this period. Notable changes in positioning include a higher allocation to the energy and health care sectors, as well as reduced exposure to communication services and information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class A	9.8
UnitedHealth Group, Inc.	6.1
Microsoft Corp.	6.0
Meta Platforms, Inc. Class A	5.5
Amazon.com, Inc.	5.0
Apple, Inc.	4.0
Eli Lilly & Co.	2.6
Alphabet, Inc. Class A	2.5
Alphabet, Inc. Class C	2.2
Regeneron Pharmaceuticals, Inc.	2.1
45.8

Market Sectors (% of Fund's net assets)

Information Technology	21.0
Health Care	17.6
Financials	16.6
Communication Services	12.9
Consumer Discretionary	9.7
Energy	6.7
Industrials	5.7
Materials	3.5
Consumer Staples	3.4
Utilities	0.4
Real Estate	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 7.1%

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 95.9%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 12.7%
Entertainment - 1.9%
Activision Blizzard, Inc.	2,103,035	160,987
Liberty Media Corp. Liberty Formula One Series C (a)	3,239,150	193,636
Netflix, Inc. (a)	4,135,672	1,219,527
The Walt Disney Co. (a)	355,276	30,866
Universal Music Group NV	7,154,395	173,013
		1,778,029
Interactive Media & Services - 10.5%
Alphabet, Inc.:
Class A (a)	25,680,674	2,265,806
Class C (a)	22,581,693	2,003,674
Bumble, Inc. (a)	2,763,774	58,177
Epic Games, Inc. (a)(b)(c)	123,700	100,880
Meta Platforms, Inc. Class A (a)	41,789,891	5,028,995
Pinterest, Inc. Class A (a)	2,002,554	48,622
		9,506,154
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	1,806,649	252,931
TOTAL COMMUNICATION SERVICES		11,537,114
CONSUMER DISCRETIONARY - 9.7%
Automobiles - 0.4%
General Motors Co.	2,967,756	99,835
Harley-Davidson, Inc.	1,017,105	42,312
Hyundai Motor Co.	651,600	78,145
Rad Power Bikes, Inc. (a)(b)(c)	2,588,458	9,577
Rivian Automotive, Inc. (a)	355,112	6,545
Tesla, Inc. (a)	27,561	3,395
Toyota Motor Corp.	11,242,775	153,380
		393,189
Hotels, Restaurants & Leisure - 0.6%
Airbnb, Inc. Class A (a)	3,306,917	282,741
Chipotle Mexican Grill, Inc. (a)	17,518	24,306
Evolution AB (d)	115,689	11,269
Hilton Worldwide Holdings, Inc.	894,602	113,042
Hyatt Hotels Corp. Class A (a)	102,248	9,248
McDonald's Corp.	357,581	94,233
		534,839
Household Durables - 0.1%
Lennar Corp. Class A	1,336,805	120,981
Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc. (a)	53,652,806	4,506,836
Coupang, Inc. Class A (a)	10,194,115	149,955
Deliveroo PLC Class A (a)(d)	33,343,486	34,546
Doordash, Inc. (a)	1,000	49
MercadoLibre, Inc. (a)	34,937	29,565
Uber Technologies, Inc. (a)	304,177	7,522
Wayfair LLC Class A (a)	67,934	2,234
		4,730,707
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	820,019	115,983
Dollarama, Inc.	396,873	23,212
		139,195
Specialty Retail - 2.7%
Academy Sports & Outdoors, Inc.	3,510,344	184,433
AutoZone, Inc. (a)	103,937	256,327
Dick's Sporting Goods, Inc. (e)	2,361,405	284,053
Fanatics, Inc. Class A (a)(b)(c)	2,461,391	187,484
National Vision Holdings, Inc. (a)(e)	1,548,584	60,023
O'Reilly Automotive, Inc. (a)	390,289	329,416
The Home Depot, Inc.	2,018,448	637,547
TJX Companies, Inc.	718,207	57,169
Ulta Beauty, Inc. (a)	512,940	240,605
Williams-Sonoma, Inc. (e)	1,927,650	221,526
		2,458,583
Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (a)	116,215	46,388
Dr. Martens Ltd.	15,126,877	34,856
lululemon athletica, Inc. (a)	91,071	29,177
NIKE, Inc. Class B	1,540,149	180,213
On Holding AG (a)	8,273,857	141,979
		432,613
TOTAL CONSUMER DISCRETIONARY		8,810,107
CONSUMER STAPLES - 3.4%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	1,059,478	63,813
Constellation Brands, Inc. Class A (sub. vtg.)	439,931	101,954
Diageo PLC	1,806,881	79,091
Keurig Dr. Pepper, Inc.	365,711	13,041
PepsiCo, Inc.	2,583,062	466,656
The Coca-Cola Co.	9,456,124	601,504
		1,326,059
Food & Staples Retailing - 1.3%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,138,970	50,051
Casey's General Stores, Inc.	187,461	42,057
Costco Wholesale Corp.	2,438,086	1,112,986
Performance Food Group Co. (a)	216,412	12,636
Walmart, Inc.	994	141
		1,217,871
Food Products - 0.2%
Archer Daniels Midland Co.	228,646	21,230
General Mills, Inc.	233,075	19,543
Mondelez International, Inc.	1,125,673	75,026
Nestle SA (Reg. S)	183,594	21,207
		137,006
Household Products - 0.0%
Procter & Gamble Co.	52,330	7,931
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	989,961	245,619
L'Oreal SA (a)	187,900	67,287
L'Oreal SA (a)	187,200	67,036
Olaplex Holdings, Inc. (a)	4,741,861	24,705
		404,647
TOTAL CONSUMER STAPLES		3,093,514
ENERGY - 6.6%
Energy Equipment & Services - 0.0%
Halliburton Co.	878,583	34,572
Oil, Gas & Consumable Fuels - 6.6%
Birchcliff Energy Ltd.	945,069	6,582
Canadian Natural Resources Ltd.	5,077,141	281,943
Cenovus Energy, Inc. (Canada)	2,425,639	47,062
Cheniere Energy, Inc.	1,921,816	288,196
Chevron Corp.	4,013,885	720,452
ConocoPhillips Co.	7,996,712	943,612
Devon Energy Corp.	3,938,084	242,232
Diamondback Energy, Inc.	1,338,441	183,072
EOG Resources, Inc.	3,050,557	395,108
Equinor ASA	746,378	26,825
Excelerate Energy, Inc. (e)	83,577	2,094
Exxon Mobil Corp.	10,840,084	1,195,661
Hess Corp.	2,920,265	414,152
Marathon Petroleum Corp.	469,765	54,676
Occidental Petroleum Corp.	5,942,100	374,293
Ovintiv, Inc.	171,135	8,678
Phillips 66 Co.	1,124,034	116,989
Pioneer Natural Resources Co.	1,339,634	305,959
Reliance Industries Ltd.	1,531,739	47,017
Suncor Energy, Inc. (e)	283,614	8,996
Tourmaline Oil Corp.	436,374	22,019
Valero Energy Corp.	2,389,923	303,186
		5,988,804
TOTAL ENERGY		6,023,376
FINANCIALS - 16.6%
Banks - 3.2%
AIB Group PLC	3,290,215	12,736
Banco Santander SA (Spain)	7,822,922	23,391
Bank of America Corp.	29,887,440	989,872
Bank of Ireland Group PLC	4,197,783	39,992
Citigroup, Inc.	546,878	24,735
HDFC Bank Ltd. sponsored ADR	265,293	18,149
JPMorgan Chase & Co.	5,261,260	705,535
Nu Holdings Ltd. (e)	8,819,102	35,894
Royal Bank of Canada (e)	4,551,792	427,949
Starling Bank Ltd. Series D (a)(b)(c)	26,724,113	101,124
The Toronto-Dominion Bank	3,978,909	257,630
Wells Fargo & Co.	6,130,621	253,133
		2,890,140
Capital Markets - 1.0%
BlackRock, Inc. Class A	7,416	5,255
Brookfield Asset Management Ltd. Class A (a)	55,254	1,582
Brookfield Corp. (Canada) Class A	81,168	2,553
Charles Schwab Corp.	1,276,752	106,302
Coinbase Global, Inc. (a)	998	35
Goldman Sachs Group, Inc.	107,908	37,053
Morgan Stanley	6,826,947	580,427
MSCI, Inc.	27,674	12,873
TulCo LLC (a)(b)(c)(f)	140,771	106,313
		852,393
Consumer Finance - 0.0%
American Express Co.	135,272	19,986
Diversified Financial Services - 9.8%
Berkshire Hathaway, Inc. Class A (a)(e)	18,917	8,866,609
Rapyd Financial Network 2016 Ltd. (a)(b)(c)	340,545	22,939
		8,889,548
Insurance - 2.6%
American International Group, Inc.	7,335,252	463,881
Aon PLC	78,633	23,601
Arthur J. Gallagher & Co.	804,267	151,637
Brookfield Asset Management Reinsurance Partners Ltd.	7,601	238
Chubb Ltd.	2,210,173	487,564
Fairfax Financial Holdings Ltd. (sub. vtg.)	143,735	85,144
Hartford Financial Services Group, Inc.	1,494,462	113,325
Intact Financial Corp.	818,021	117,755
Marsh & McLennan Companies, Inc.	585,196	96,838
Progressive Corp.	3,573,918	463,573
The Travelers Companies, Inc.	1,994,365	373,923
W.R. Berkley Corp.	272,572	19,781
		2,397,260
TOTAL FINANCIALS		15,049,327
HEALTH CARE - 17.5%
Biotechnology - 4.0%
AbbVie, Inc.	1,173,476	189,645
Alnylam Pharmaceuticals, Inc. (a)	398,933	94,806
Argenx SE ADR (a)	216,124	81,874
Biohaven Ltd. (a)	24,580	341
Galapagos NV sponsored ADR (a)	1,184,327	52,560
Genmab A/S (a)	50,320	21,275
Gilead Sciences, Inc.	1,032,182	88,613
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(c)	105,983	0
Intellia Therapeutics, Inc. (a)	318,218	11,103
Legend Biotech Corp. ADR (a)	1,018,252	50,831
Moderna, Inc. (a)	149,540	26,860
Neurocrine Biosciences, Inc. (a)	160,877	19,215
Nuvalent, Inc. Class A (a)	259,749	7,735
Regeneron Pharmaceuticals, Inc. (a)	2,604,999	1,879,481
United Therapeutics Corp. (a)	528,448	146,956
Vertex Pharmaceuticals, Inc. (a)	3,175,033	916,886
Zai Lab Ltd. (a)(g)	6,652,524	20,591
		3,608,772
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	1,018,305	47,117
DexCom, Inc. (a)	160,589	18,185
Edwards Lifesciences Corp. (a)	164,014	12,237
Figs, Inc. Class A (a)	420,223	2,828
Intuitive Surgical, Inc. (a)	1,043,511	276,896
Straumann Holding AG	181,396	20,801
		378,064
Health Care Providers & Services - 7.3%
23andMe Holding Co. Class A (a)(e)	6,535,539	14,117
AmerisourceBergen Corp.	580,389	96,176
Cardinal Health, Inc.	973,112	74,803
Cigna Corp.	1,050,289	348,003
Elevance Health, Inc.	761,602	390,679
HCA Holdings, Inc.	331,379	79,518
Molina Healthcare, Inc. (a)	271,360	89,608
Option Care Health, Inc. (a)	1,138,017	34,243
P3 Health Partners, Inc. (a)(b)(g)	2,735,364	5,033
UnitedHealth Group, Inc.	10,367,395	5,496,585
		6,628,765
Health Care Technology - 0.0%
Doximity, Inc. (a)	597,059	20,037
Life Sciences Tools & Services - 1.1%
Danaher Corp.	1,837,121	487,609
Mettler-Toledo International, Inc. (a)	159,174	230,078
Thermo Fisher Scientific, Inc.	256,166	141,068
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	1,038,192	58,980
Waters Corp. (a)	189,946	65,072
		982,807
Pharmaceuticals - 4.7%
AstraZeneca PLC sponsored ADR	299,285	20,292
Bristol-Myers Squibb Co.	5,655,183	406,890
DICE Therapeutics, Inc. (a)	678,744	21,177
Eli Lilly & Co.	6,423,872	2,350,109
Intra-Cellular Therapies, Inc. (a)	317,204	16,786
Johnson & Johnson	2,198,392	388,346
Merck & Co., Inc.	6,264,776	695,077
Nuvation Bio, Inc. (a)	8,779,833	16,857
Pfizer, Inc.	337,252	17,281
Roche Holding AG (participation certificate)	267,931	84,194
Royalty Pharma PLC	6,301,961	249,053
		4,266,062
TOTAL HEALTH CARE		15,884,507
INDUSTRIALS - 4.7%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	1,117,138	543,476
Northrop Grumman Corp.	1,217,872	664,483
Space Exploration Technologies Corp.:
Class A (a)(b)(c)	3,585,070	276,050
Class C (a)(b)(c)	129,910	10,003
TransDigm Group, Inc.	14,894	9,378
		1,503,390
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. Class B	4,749,707	825,689
Zipline International, Inc. (a)(b)(c)	515,816	11,430
		837,119
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	121,351	9,072
Building Products - 0.1%
Carrier Global Corp.	222,710	9,187
Toto Ltd.	1,725,804	58,538
Trane Technologies PLC	57,245	9,622
		77,347
Commercial Services & Supplies - 0.1%
Aurora Innovation, Inc. (a)(e)	1,405,568	1,701
Cintas Corp.	126,444	57,105
Clean Harbors, Inc. (a)	517,250	59,029
Clean TeQ Water Pty Ltd. (a)(e)	2,102,868	555
		118,390
Construction & Engineering - 0.0%
Willscot Mobile Mini Holdings (a)	136,479	6,165
Electrical Equipment - 0.2%
Eaton Corp. PLC	349,459	54,848
Emerson Electric Co.	88,965	8,546
Hubbell, Inc. Class B	308,685	72,442
		135,836
Industrial Conglomerates - 0.5%
General Electric Co.	5,055,369	423,589
Machinery - 0.6%
Caterpillar, Inc.	80,968	19,397
Deere & Co.	819,510	351,373
Fortive Corp.	457,525	29,396
Indutrade AB	404,058	8,174
PACCAR, Inc.	1,725,161	170,739
		579,079
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	2,606,806	194,355
J.B. Hunt Transport Services, Inc.	845,614	147,441
Localiza Rent a Car SA	321,700	3,242
Localiza Rent a Car SA rights (a)	1,406	3
Old Dominion Freight Lines, Inc.	391,393	111,070
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	132,800	318
		456,429
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	220,186	122,478
TOTAL INDUSTRIALS		4,268,894
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	1,262,840	153,246
Motorola Solutions, Inc.	36,984	9,531
		162,777
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	21,438,073	1,632,295
CDW Corp.	431,528	77,062
Jabil, Inc.	422,442	28,811
		1,738,168
IT Services - 2.7%
Accenture PLC Class A	3,306,214	882,230
Adyen BV (a)(d)	25,683	35,654
ASAC II LP (a)(b)(c)	39,494,500	6,635
Cloudflare, Inc. (a)	529,682	23,947
Gartner, Inc. (a)	90,637	30,467
MasterCard, Inc. Class A	348,301	121,115
MongoDB, Inc. Class A (a)	46,682	9,189
Shopify, Inc. Class A (a)	117,399	4,076
Visa, Inc. Class A (e)	6,338,226	1,316,830
X Holdings I, Inc. (b)(c)	53,469	21,213
		2,451,356
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices, Inc. (a)	5,843,393	378,477
Analog Devices, Inc.	1,202,677	197,275
Broadcom, Inc.	81,468	45,551
Enphase Energy, Inc. (a)	404,302	107,124
First Solar, Inc. (a)	373,407	55,933
Lattice Semiconductor Corp. (a)	1,146,743	74,401
Marvell Technology, Inc.	1,058,792	39,218
Monolithic Power Systems, Inc.	71,274	25,203
NVIDIA Corp.	10,383,330	1,517,420
onsemi (a)	4,902,967	305,798
Qualcomm, Inc.	7,768,727	854,094
Synaptics, Inc. (a)	1,232,961	117,329
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	578,866	43,120
		3,760,943
Software - 7.9%
Adobe, Inc. (a)	1,562,177	525,719
Aspen Technology, Inc. (a)	22,911	4,706
Atlassian Corp. PLC (a)(e)	348,124	44,797
Cadence Design Systems, Inc. (a)	1,617,602	259,852
Check Point Software Technologies Ltd. (a)	421,756	53,209
Clear Secure, Inc. (e)	1,346,921	36,946
Fair Isaac Corp. (a)	14,495	8,676
Fortinet, Inc. (a)	1,217,060	59,502
Intuit, Inc.	14,110	5,492
Microsoft Corp.	22,681,578	5,439,496
Oracle Corp.	241,435	19,735
Salesforce.com, Inc. (a)	5,123,816	679,367
Samsara, Inc. (e)	809,018	10,056
Stripe, Inc. Class B (a)(b)(c)	455,600	10,215
Tanium, Inc. Class B (a)(b)(c)	6,742,751	49,087
ZenPayroll, Inc. (a)(b)(c)	289,200	8,497
Zoom Video Communications, Inc. Class A (a)	126,366	8,560
		7,223,912
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	27,681,292	3,596,630
Dell Technologies, Inc.	183,136	7,366
Pure Storage, Inc. Class A (a)	243,555	6,518
		3,610,514
TOTAL INFORMATION TECHNOLOGY		18,947,670
MATERIALS - 3.4%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	263,768	81,309
Albemarle Corp.	533,338	115,660
CF Industries Holdings, Inc.	2,314,821	197,223
Corteva, Inc.	1,806,148	106,165
Linde PLC	86,166	28,106
Sherwin-Williams Co.	43,643	10,358
Westlake Corp.	581,529	59,630
		598,451
Metals & Mining - 2.7%
B2Gold Corp.	43,046,150	152,919
Barrick Gold Corp. (Canada)	3,633,225	62,280
Cleveland-Cliffs, Inc. (a)	3,315,211	53,408
Franco-Nevada Corp.	3,993,100	544,318
Freeport-McMoRan, Inc.	10,826,729	411,416
Glencore PLC	6,618,381	44,136
Ivanhoe Electric, Inc. (a)(g)	5,380,798	65,377
Ivanhoe Mines Ltd. (a)	40,488,678	319,962
Ivanhoe Mines Ltd. (a)(d)	11,924,516	94,234
Novagold Resources, Inc. (a)	7,049,393	42,119
Nucor Corp.	3,309,159	436,180
POSCO sponsored ADR (e)	98,671	5,375
Steel Dynamics, Inc.	2,425,397	236,961
Sunrise Energy Metals Ltd. (a)	2,697,436	3,512
Wheaton Precious Metals Corp.	713,512	27,877
		2,500,074
TOTAL MATERIALS		3,098,525
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equity Commonwealth	2,110,084	52,689
Prologis (REIT), Inc.	175,449	19,778
		72,467
UTILITIES - 0.4%
Electric Utilities - 0.4%
Constellation Energy Corp.	1,896,337	163,483
NextEra Energy, Inc.	505,136	42,229
PG&E Corp. (a)	6,079,760	98,857
Southern Co.	653,002	46,631
		351,200
TOTAL COMMON STOCKS (Cost $41,657,032)		87,136,701

Preferred Stocks - 1.7%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 1.6%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(b)(c)	653,587	117,606
Reddit, Inc.:
Series E(a)(b)(c)	165,300	6,192
Series F(a)(b)(c)	878,650	32,914
		156,712
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	337,463	1,249
Series C(a)(b)(c)	1,327,879	4,913
Series D(a)(b)(c)	2,329,100	8,618
		14,780
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	15,500	5,502

Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series F (b)(c)	637,828	16,743

TOTAL CONSUMER DISCRETIONARY		37,025

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	55,517	8,036
Series H(a)(b)(c)	69,898	10,117
		18,153
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (a)(b)(c)	226,491	4,600

TOTAL CONSUMER STAPLES		22,753

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Acrisure Holdings, Inc. Series B (a)(b)(c)	379,681	9,101

HEALTH CARE - 0.1%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	3,224,900	11,803
Intarcia Therapeutics, Inc. Series CC (a)(b)(c)	2,100,446	0
		11,803
Health Care Providers & Services - 0.1%
Get Heal, Inc. Series B (a)(b)(c)	35,877,127	969
Lyra Health, Inc.:
Series E(a)(b)(c)	1,478,100	21,019
Series F(a)(b)(c)	69,520	989
Somatus, Inc. Series E (b)(c)	15,253	13,101
		36,078
TOTAL HEALTH CARE		47,881

INDUSTRIALS - 1.0%
Aerospace & Defense - 1.0%
Relativity Space, Inc.:
Series D(a)(b)(c)	1,673,085	26,903
Series E(a)(b)(c)	436,722	8,110
Space Exploration Technologies Corp.:
Series G(a)(b)(c)	558,215	429,826
Series H(a)(b)(c)	120,282	92,617
Series N(a)(b)(c)	428,458	329,913
		887,369
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (a)(b)(c)	1,317,166	29,188

Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (b)(c)	259,581	16,966

TOTAL INDUSTRIALS		933,523

INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
ASAPP, Inc. Series C (a)(b)(c)	1,300,504	5,462
Carbon, Inc.:
Series D(a)(b)(c)	915,425	8,834
Series E(a)(b)(c)	81,735	941
Delphix Corp. Series D (a)(b)(c)	3,712,687	19,083
Nuro, Inc.:
Series C(a)(b)(c)	3,293,118	25,126
Series D(a)(b)(c)	643,113	4,907
Stripe, Inc. Series H (a)(b)(c)	190,300	4,267
Tenstorrent, Inc. Series C1 (a)(b)(c)	200,200	10,432
ZenPayroll, Inc.:
Series D(a)(b)(c)	2,436,137	71,574
Series E(a)(b)(c)	167,099	4,909
		155,535
MATERIALS - 0.1%
Metals & Mining - 0.1%
High Power Exploration, Inc. Series A (a)(b)(c)	14,154,085	60,155

TOTAL CONVERTIBLE PREFERRED STOCKS		1,422,685
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series E (b)(c)	1,059,433	27,810

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	10,065,844	107,201

TOTAL NONCONVERTIBLE PREFERRED STOCKS		135,011
TOTAL PREFERRED STOCKS (Cost $1,029,521)		1,557,696

Preferred Securities - 0.0%
	Principal Amount (h) (000s)	Value ($) (000s)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/23 (b)(c)(i)	9,273	0
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Tenstorrent, Inc. 0% (b)(c)(j)	11,130	9,750
TOTAL PREFERRED SECURITIES (Cost $20,403)		9,750

Money Market Funds - 3.3%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.37% (k)	2,285,123,072	2,285,580
Fidelity Securities Lending Cash Central Fund 4.37% (k)(l)	710,631,936	710,703
TOTAL MONEY MARKET FUNDS (Cost $2,996,282)		2,996,283

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $45,703,238)	91,700,430
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(799,556)
NET ASSETS - 100.0%	90,900,874

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,445,705,000 or 2.7% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $175,703,000 or 0.2% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Affiliated company
(h)	Amount is stated in United States dollars unless otherwise noted.
(i)	Non-income producing - Security is in default.
(j)	Security is perpetual in nature with no stated maturity date.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Acrisure Holdings, Inc. Series B	3/22/21	6,918

ASAC II LP	10/10/13	3,041

ASAPP, Inc. Series C	4/30/21	8,580

Beta Technologies, Inc. Series B, 6.00%	4/04/22	26,781

Bowery Farming, Inc. Series C1	5/18/21	13,646

ByteDance Ltd. Series E1	11/18/20	71,616

Carbon, Inc. Series D	12/15/17	21,376

Carbon, Inc. Series E	3/22/19	2,288

Circle Internet Financial Ltd. Series E	5/11/21	17,195

Circle Internet Financial Ltd. Series F	5/09/22	26,878

Delphix Corp. Series D	7/10/15	33,414

Discord, Inc. Series I	9/15/21	8,535

ElevateBio LLC Series C	3/09/21	13,528

Epic Games, Inc.	7/13/20 - 7/30/20	71,128

Fanatics, Inc. Class A	8/13/20 - 12/15/21	82,369

Get Heal, Inc. Series B	11/07/16	10,944

GoBrands, Inc. Series G	3/02/21	13,864

GoBrands, Inc. Series H	7/22/21	27,155

High Power Exploration, Inc. Series A	11/15/19 - 3/04/21	74,592

Intarcia Therapeutics, Inc. Series CC	11/14/12	28,629

Intarcia Therapeutics, Inc. 6% 7/18/23	1/03/20	9,273

Lyra Health, Inc. Series E	1/14/21	13,534

Lyra Health, Inc. Series F	6/04/21	1,092

Nuro, Inc. Series C	10/30/20	42,990

Nuro, Inc. Series D	10/29/21	13,406

P3 Health Partners, Inc.	5/25/21	27,354

Rad Power Bikes, Inc.	1/21/21	12,486

Rad Power Bikes, Inc. Series A	1/21/21	1,628

Rad Power Bikes, Inc. Series C	1/21/21	6,405

Rad Power Bikes, Inc. Series D	9/17/21	22,322

Rapyd Financial Network 2016 Ltd.	3/30/21	25,000

Reddit, Inc. Series E	5/18/21	7,021

Reddit, Inc. Series F	8/11/21	54,296

Relativity Space, Inc. Series D	11/20/20	24,974

Relativity Space, Inc. Series E	5/27/21	9,973

Somatus, Inc. Series E	1/31/22	13,310

Space Exploration Technologies Corp. Class A	10/16/15 - 5/24/22	60,159

Space Exploration Technologies Corp. Class C	9/11/17	1,754

Space Exploration Technologies Corp. Series G	1/20/15	43,239

Space Exploration Technologies Corp. Series H	8/04/17	16,238

Space Exploration Technologies Corp. Series N	8/04/20	115,684

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	52,246

Stripe, Inc. Class B	5/18/21	18,282

Stripe, Inc. Series H	3/15/21	7,636

Tanium, Inc. Class B	4/21/17 - 9/18/20	57,901

Tenstorrent, Inc. Series C1	4/23/21	11,903

Tenstorrent, Inc. 0%	4/23/21	11,130

TulCo LLC	8/24/17 - 9/07/18	51,985

Veterinary Emergency Group LLC Class A	9/16/21 - 12/16/22	39,966

X Holdings I, Inc.	10/25/22	53,469

ZenPayroll, Inc.	10/01/21	8,326

ZenPayroll, Inc. Series D	7/16/19	32,431

ZenPayroll, Inc. Series E	7/13/21	5,079

Zipline International, Inc.	10/12/21	18,569

Zipline International, Inc. Series E	12/21/20	42,978

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	1,364,187	14,910,838	13,989,445	40,070	-	-	2,285,580	5.3%
Fidelity Securities Lending Cash Central Fund 4.37%	435,183	5,256,682	4,981,162	1,673	-	-	710,703	2.3%
Total	1,799,370	20,167,520	18,970,607	41,743	-	-	2,996,283

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Ivanhoe Electric, Inc.	-	-	-	-	-	-	-
Ivanhoe Electric, Inc.	-	7,859	64	-	14	45,821	65,377
P3 Health Partners, Inc.	18,294	-	-	-	-	(13,261)	5,033
Synaptics, Inc.	696,243	2,058	141,745	-	12,055	(451,282)	-
Zai Lab Ltd.	30,521	10,537	7,076	-	(2,726)	(10,665)	20,591
Total	745,058	20,454	148,885	-	9,343	(429,387)	91,001

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,693,826	11,263,221	173,013	257,592
Consumer Discretionary	8,874,942	8,448,397	164,649	261,896
Consumer Staples	3,116,267	2,795,080	298,434	22,753
Energy	6,130,577	6,056,735	73,842	-
Financials	15,058,428	14,795,560	23,391	239,477
Health Care	15,932,388	15,678,666	146,861	106,861
Industrials	5,202,417	3,912,318	59,093	1,231,006
Information Technology	19,103,205	18,816,369	35,654	251,182
Materials	3,158,680	3,050,877	47,648	60,155
Real Estate	72,467	72,467	-	-
Utilities	351,200	351,200	-	-

Preferred Securities	9,750	-	-	9,750

Money Market Funds	2,996,283	2,996,283	-	-
Total Investments in Securities:	91,700,430	88,237,173	1,022,585	2,440,672

Net Unrealized Depreciation on Unfunded Commitments	(5,103)	-	-	(5,103)
Total	(5,103)	-	-	(5,103)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$1,226,738
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,333)
Cost of Purchases	34,382
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(26,781)
Ending Balance	$1,231,006
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(3,333)
Other Investments in Securities
Beginning Balance	$1,072,249
Net Realized Gain (Loss) on Investment Securities	64,565
Net Unrealized Gain (Loss) on Investment Securities	10,199
Cost of Purchases	121,771
Proceeds of Sales	(64,565)
Amortization/Accretion	-
Transfers into Level 3	17,195
Transfers out of Level 3	(11,748)
Ending Balance	$1,209,666
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$10,199

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $693,295) - See accompanying schedule:
Unaffiliated issuers (cost $42,624,250)	$88,613,146
Fidelity Central Funds (cost $2,996,282)	2,996,283
Other affiliated issuers (cost $82,706)	91,001

Total Investment in Securities (cost $45,703,238)		$91,700,430
Cash		514
Restricted cash		294
Foreign currency held at value (cost $35)		34
Receivable for investments sold		44,227
Receivable for fund shares sold		20,155
Dividends receivable		50,240
Distributions receivable from Fidelity Central Funds		7,906
Prepaid expenses		116
Other receivables		4,957
Total assets		91,828,873
Liabilities
Unrealized depreciation on unfunded commitments	$5,103
Payable for fund shares redeemed	152,704
Accrued management fee	26,862
Other affiliated payables	9,086
Other payables and accrued expenses	23,724
Collateral on securities loaned	710,520
Total Liabilities		927,999
Net Assets		$90,900,874
Net Assets consist of:
Paid in capital		$44,101,160
Total accumulated earnings (loss)		46,799,714
Net Assets		$90,900,874

Net Asset Value and Maximum Offering Price
Contrafund :
Net Asset Value , offering price and redemption price per share ($82,278,716 ÷ 6,808,040 shares)		$12.09
Class K :
Net Asset Value , offering price and redemption price per share ($8,622,158 ÷ 710,969 shares)		$12.13
Statement of Operations
Amounts in thousands		Year ended December 31, 2022
Investment Income
Dividends		$980,584
Income from Fidelity Central Funds (including $1,673 from security lending)		41,743
Total Income		1,022,327
Expenses
Management fee
Basic fee	$567,539
Performance adjustment	(110,029)
Transfer agent fees	117,309
Accounting fees	3,403
Custodian fees and expenses	832
Independent trustees' fees and expenses	386
Registration fees	261
Audit	202
Legal	90
Miscellaneous	535
Total expenses before reductions	580,528
Expense reductions	(3,849)
Total expenses after reductions		576,679
Net Investment income (loss)		445,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $3,372)	11,417,235
Affiliated issuers	9,343
Foreign currency transactions	(1,352)
Total net realized gain (loss)		11,425,226
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $8,656)	(51,003,261)
Affiliated issuers	(429,387)
Unfunded commitments	(4,231)
Assets and liabilities in foreign currencies	(409)
Total change in net unrealized appreciation (depreciation)		(51,437,288)
Net gain (loss)		(40,012,062)
Net increase (decrease) in net assets resulting from operations		$(39,566,414)
Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$445,648	$(346,574)
Net realized gain (loss)	11,425,226	20,719,123
Change in net unrealized appreciation (depreciation)	(51,437,288)	10,179,892
Net increase (decrease) in net assets resulting from operations	(39,566,414)	30,552,441
Distributions to shareholders	(10,115,716)	(14,927,529)
Share transactions - net increase (decrease)	(4,582,140)	(6,755,026)
Total increase (decrease) in net assets	(54,264,270)	8,869,886

Net Assets
Beginning of period	145,165,144	136,295,258
End of period	$90,900,874	$145,165,144

Financial Highlights
Fidelity® Contrafund®

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$18.76	$16.77	$13.71	$11.01	$12.24
Income from Investment Operations
Net investment income (loss) B,C	.06	(.05)	(.04)	- D	- D
Net realized and unrealized gain (loss)	(5.29)	4.07	4.44	3.27	(.22)
Total from investment operations	(5.23)	4.02	4.40	3.27	(.22)
Distributions from net investment income	(.08)	-	-	-	-
Distributions from net realized gain	(1.36)	(2.03)	(1.34)	(.57)	(1.01)
Total distributions	(1.44)	(2.03)	(1.34)	(.57)	(1.01)
Net asset value, end of period	$12.09	$18.76	$16.77	$13.71	$11.01
Total Return E	(28.26)%	24.36%	32.58%	29.98%	(2.13)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.55%	.81%	.86%	.85%	.82%
Expenses net of fee waivers, if any	.54%	.81%	.86%	.85%	.81%
Expenses net of all reductions	.54%	.81%	.85%	.85%	.81%
Net investment income (loss)	.41%	(.26)%	(.23)%	(.02)%	.01%
Supplemental Data
Net assets, end of period (in millions)	$82,279	$128,577	$113,100	$97,098	$82,628
Portfolio turnover rate H	25% I	27% I	32% I	26% I	32% I

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Contrafund® Class K

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$18.82	$16.81	$13.73	$11.01	$12.24
Income from Investment Operations
Net investment income (loss) B,C	.07	(.03)	(.02)	.01	.01
Net realized and unrealized gain (loss)	(5.31)	4.07	4.44	3.28	(.23)
Total from investment operations	(5.24)	4.04	4.42	3.29	(.22)
Distributions from net investment income	(.09)	-	-	-	-
Distributions from net realized gain	(1.36)	(2.03)	(1.34)	(.57)	(1.01)
Total distributions	(1.45)	(2.03)	(1.34)	(.57)	(1.01)
Net asset value, end of period	$12.13	$18.82	$16.81	$13.73	$11.01
Total Return D	(28.22)%	24.42%	32.68%	30.17%	(2.07)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.47%	.74%	.78%	.77%	.73%
Expenses net of fee waivers, if any	.47%	.74%	.78%	.76%	.73%
Expenses net of all reductions	.47%	.74%	.78%	.76%	.72%
Net investment income (loss)	.48%	(.18)%	(.16)%	.06%	.10%
Supplemental Data
Net assets, end of period (in millions)	$8,622	$16,588	$23,196	$22,626	$25,502
Portfolio turnover rate G	25% H	27% H	32% H	26% H	32% H

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$2,430,922	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.5 - 21.2 / 11.9	Increase
			Enterprise value/Revenue multiple (EV/R)	1.6 - 19.0 / 7.6	Increase
			Enterprise value/Net income multiple (EV/NI)	15.5	Increase
		Recovery value	Recovery value	$0.00 - $0.17 / $0.17	Increase
		Market approach	Transaction price	$0.03 - $59.45 / $54.41	Increase
			Discount rate	6.1% - 15.0% / 14.2%	Decrease
		Book value	Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.0	Increase
		Black scholes	Discount rate	3.8% - 4.7% / 3.9%	Increase
			Probability rate	50.0%	Increase
			Volatility	65.0% - 85.0% / 77.9%	Increase
			Term	0.6 - 5.0 / 4.0	Increase

Preferred Securities	$9,750	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$100.00	Increase
			Discount rate	15.0%	Decrease
		Black scholes	Discount rate	4.2%	Increase
			Volatility	70.0%	Increase
			Term	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Contrafund	$3,866

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind,   partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,196,306
Gross unrealized depreciation	(1,758,975)
Net unrealized appreciation (depreciation)	$45,437,331)
Tax Cost	$46,257,996

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,364,654
Net unrealized appreciation (depreciation) on securities and other investments	$(45,437,151)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$541,463	$-
Long-term Capital Gains	9,574,253	14,927,529
Total	$10,115,716	$ 14,927,529

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Contrafund	Stripe, Inc.	$5,103	$(5,103)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund	165,587.18

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions . The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund	26,303,113	39,996,822

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Contrafund	103,972	964,453	1,619,588	Contrafund, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Contrafund	407,509	5,049,090	7,291,329	Contrafund, Class K

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .43% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$112,798.12
Class K	4,511.04
	$117,309

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Contrafund	- A

A Amount represents less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund	$529

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Contrafund	1,487,513	3,302,428	1,039,159

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Contrafund	$204

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund	$175	$10	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,849.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Contrafund
Distributions to shareholders
Contrafund	$9,128,177	$13,046,053
Class K	987,539	1,881,476
Total	$10,115,716	$14,927,529

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity Contrafund
Contrafund
Shares sold	348,710	460,572	$5,094,513	$8,438,992
Reinvestment of distributions	657,388	659,076	8,457,516	12,171,042
Shares redeemed	(1,050,982)	(1,009,147)	(15,394,010)	(18,328,322)
Net increase (decrease)	(44,884)	110,501	$(1,841,981)	$2,281,712
Class K
Shares sold	63,881	121,469	$958,814	$2,200,613
Reinvestment of distributions	76,064	102,076	987,511	1,881,455
Shares redeemed	(310,293)	(722,074)	(4,686,484)	(13,118,806)
Net increase (decrease)	(170,348)	(498,529)	$(2,740,159)	$(9,036,738)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
Fidelity® Contrafund®
Fidelity® Contrafund®	.49%
Actual		$ 1,000	$ 999.00	$ 2.47
Hypothetical- B		$ 1,000	$ 1,022.74	$ 2.50
Class K	.41%
Actual		$ 1,000	$ 999.10	$ 2.07
Hypothetical- B		$ 1,000	$ 1,023.14	$ 2.09

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 st , 2022, $10,366,464,853, or, if subsequently determined to be different, the net capital gain of such year.

Retail Class and Class K designate 100% of the dividend distributed during December of the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Retail Class and Class K designate 100% of the dividend distributed during December of the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.540009.125
CON-ANN-0323
Fidelity® Contrafund® K6

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Contrafund® K6	-27.12%	8.70%	10.23%

A     From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® K6, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

24,000
22,500
20,000
17,500
15,000
12,500
$10,000
2017
2018
2019
2020
2021
2022
Period Ending Values
$17,262 Fidelity® Contrafund® K6
$17,574 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Portfolio Manager William Danoff:
For the year, the fund returned -27.12%, trailing the -18.11% result of the benchmark S&P 500 ® index. The largest detractor from performance versus the benchmark were stock picks in information technology. Also detracting from performance was an underweighting and stock picks in energy. Stock picking and an overweighting in the communication services sector, primarily within the media & entertainment industry, also hurt. The fund's largest individual relative detractor was an outsized stake in Meta Platforms (-64%). The company was among our biggest holdings. Also holding back performance was our overweighting in Amazon.com (-50%). Amazon.com was one of our largest holdings. Also hindering performance was our outsized stake in Nvidia (-50%). Nvidia was one of the fund's biggest holdings this period. In contrast, the largest contributor to performance versus the benchmark was security selection in financials. An underweighting in real estate also boosted the fund's relative performance. Also boosting the fund's relative performance was an overweighting and security selection in the health care sector, primarily driven by the health care equipment & services industry. The fund's position in cash contributed in a down market. The fund's biggest individual relative contributor was our lighter-than-benchmark stake in Tesla (-65%). We decreased our stake this period. Also bolstering performance was our overweighting in Berkshire Hathaway (+4%). The company was the fund's largest holding. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class A	7.8
UnitedHealth Group, Inc.	5.9
Meta Platforms, Inc. Class A	5.0
Microsoft Corp.	4.5
Amazon.com, Inc.	4.2
Apple, Inc.	4.0
Eli Lilly & Co.	2.9
Regeneron Pharmaceuticals, Inc.	2.3
Alphabet, Inc. Class A	2.0
Amphenol Corp. Class A	2.0
40.6

Market Sectors (% of Fund's net assets)

Information Technology	20.7
Health Care	18.5
Financials	15.0
Communication Services	11.5
Consumer Discretionary	9.3
Energy	7.4
Industrials	5.2
Consumer Staples	3.7
Materials	3.3
Utilities	0.4
Real Estate	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 6.9%

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 94.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 11.4%
Entertainment - 2.2%
Activision Blizzard, Inc.	475,810	36,423,256
Liberty Media Corp. Liberty Formula One Series C (a)	763,063	45,615,906
Netflix, Inc. (a)	944,524	278,521,237
The Walt Disney Co. (a)	81,671	7,095,576
Universal Music Group NV	1,687,226	40,801,663
		408,457,638
Interactive Media & Services - 8.9%
Alphabet, Inc.:
Class A (a)	4,270,145	376,754,893
Class C (a)	3,717,840	329,883,943
Bumble, Inc. (a)	618,604	13,021,614
Epic Games, Inc. (a)(b)(c)	14,010	11,425,435
Meta Platforms, Inc. Class A (a)	7,956,091	957,435,991
Pinterest, Inc. Class A (a)	489,048	11,874,085
		1,700,395,961
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	416,399	58,295,860
TOTAL COMMUNICATION SERVICES		2,167,149,459
CONSUMER DISCRETIONARY - 9.3%
Automobiles - 0.5%
General Motors Co.	706,206	23,756,770
Harley-Davidson, Inc.	254,598	10,591,277
Hyundai Motor Co.	154,980	18,586,350
Rad Power Bikes, Inc. (a)(b)(c)	331,574	1,226,824
Rivian Automotive, Inc. (a)	101,531	1,871,216
Tesla, Inc. (a)	17,709	2,181,395
Toyota Motor Corp.	2,628,609	35,860,918
		94,074,750
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A (a)	766,997	65,578,244
Chipotle Mexican Grill, Inc. (a)	4,264	5,916,257
Evolution AB (d)	23,396	2,278,874
Hilton Worldwide Holdings, Inc.	209,476	26,469,387
Hyatt Hotels Corp. Class A (a)	20,430	1,847,894
McDonald's Corp.	85,921	22,642,761
		124,733,417
Household Durables - 0.1%
Lennar Corp. Class A	305,012	27,603,586
Internet & Direct Marketing Retail - 4.4%
Amazon.com, Inc. (a)	9,479,947	796,315,548
Coupang, Inc. Class A (a)	2,330,988	34,288,833
Deliveroo PLC Class A (a)(d)	8,591,983	8,901,897
MercadoLibre, Inc. (a)	9,116	7,714,324
Uber Technologies, Inc. (a)	62,899	1,555,492
Wayfair LLC Class A (a)	10,813	355,640
		849,131,734
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	191,236	27,048,420
Dollarama, Inc.	105,905	6,193,956
		33,242,376
Specialty Retail - 2.9%
Academy Sports & Outdoors, Inc.	769,181	40,412,770
AutoZone, Inc. (a)	24,936	61,496,664
Dick's Sporting Goods, Inc. (e)	549,403	66,087,687
Fanatics, Inc. Class A (a)(b)(c)	332,480	25,325,002
National Vision Holdings, Inc. (a)(e)	394,754	15,300,665
O'Reilly Automotive, Inc. (a)	89,488	75,530,557
The Home Depot, Inc.	461,844	145,878,046
TJX Companies, Inc.	165,778	13,195,929
Ulta Beauty, Inc. (a)	118,252	55,468,466
Williams-Sonoma, Inc. (e)	445,884	51,240,989
		549,936,775
Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (a)	22,542	8,997,865
Dr. Martens Ltd.	3,946,584	9,093,950
lululemon athletica, Inc. (a)	16,203	5,191,117
NIKE, Inc. Class B	367,358	42,984,560
On Holding AG (a)	1,342,634	23,039,599
		89,307,091
TOTAL CONSUMER DISCRETIONARY		1,768,029,729
CONSUMER STAPLES - 3.7%
Beverages - 1.6%
Anheuser-Busch InBev SA NV	258,377	15,562,297
Constellation Brands, Inc. Class A (sub. vtg.)	103,189	23,914,051
Diageo PLC	451,905	19,780,729
Keurig Dr. Pepper, Inc.	111,177	3,964,572
PepsiCo, Inc.	592,755	107,087,118
The Coca-Cola Co.	2,174,832	138,341,064
		308,649,831
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	257,402	11,311,240
Casey's General Stores, Inc.	47,959	10,759,602
Costco Wholesale Corp.	556,490	254,037,685
Performance Food Group Co. (a)	44,742	2,612,485
		278,721,012
Food Products - 0.2%
Archer Daniels Midland Co.	47,681	4,427,181
General Mills, Inc.	71,520	5,996,952
Mondelez International, Inc.	249,585	16,634,840
Nestle SA (Reg. S)	49,944	5,769,003
		32,827,976
Household Products - 0.0%
Procter & Gamble Co.	31,843	4,826,125
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	244,219	60,593,176
L'Oreal SA (a)	23,678	8,479,039
L'Oreal SA (a)	32,604	11,675,419
Olaplex Holdings, Inc. (a)	1,056,348	5,503,573
		86,251,207
TOTAL CONSUMER STAPLES		711,276,151
ENERGY - 7.3%
Energy Equipment & Services - 0.1%
Halliburton Co.	257,941	10,149,978
Oil, Gas & Consumable Fuels - 7.2%
Birchcliff Energy Ltd.	191,708	1,335,160
Canadian Natural Resources Ltd.	1,161,584	64,504,801
Cenovus Energy, Inc. (Canada)	559,730	10,859,754
Cheniere Energy, Inc.	435,335	65,282,837
Chevron Corp.	916,804	164,557,150
ConocoPhillips Co.	1,797,312	212,082,816
Devon Energy Corp.	917,498	56,435,302
Diamondback Energy, Inc.	305,448	41,779,177
EOG Resources, Inc.	706,415	91,494,871
Equinor ASA	204,100	7,335,410
Excelerate Energy, Inc. (e)	17,574	440,229
Exxon Mobil Corp.	2,383,030	262,848,209
Hess Corp.	667,011	94,595,500
Marathon Petroleum Corp.	115,902	13,489,834
Occidental Petroleum Corp.	1,370,093	86,302,158
Ovintiv, Inc.	34,748	1,762,071
Phillips 66 Co.	333,591	34,720,151
Pioneer Natural Resources Co.	304,223	69,481,491
Reliance Industries Ltd.	371,282	11,396,588
Suncor Energy, Inc.	304,203	9,649,571
Tourmaline Oil Corp.	122,695	6,190,932
Valero Energy Corp.	545,316	69,178,788
		1,375,722,800
TOTAL ENERGY		1,385,872,778
FINANCIALS - 15.0%
Banks - 3.5%
AIB Group PLC	674,725	2,611,690
Banco Santander SA (Spain)	2,427,327	7,257,987
Bank of America Corp.	6,825,882	226,073,212
Bank of Ireland Group PLC	1,073,055	10,223,000
Citigroup, Inc.	146,874	6,643,111
HDFC Bank Ltd. sponsored ADR	55,575	3,801,886
JPMorgan Chase & Co.	1,201,659	161,142,472
Nu Holdings Ltd. (e)	2,140,859	8,713,296
Royal Bank of Canada	1,039,615	97,742,237
Starling Bank Ltd. Series D (a)(b)(c)	4,139,223	15,662,876
The Toronto-Dominion Bank	933,269	60,428,134
Wells Fargo & Co.	1,396,122	57,645,877
		657,945,778
Capital Markets - 0.9%
BlackRock, Inc. Class A	1,490	1,055,859
Brookfield Asset Management Ltd. Class A (a)	11,426	327,168
Brookfield Corp. (Canada) Class A	16,864	530,332
Charles Schwab Corp.	327,916	27,302,286
Goldman Sachs Group, Inc.	26,923	9,244,820
Morgan Stanley	1,564,347	133,000,782
MSCI, Inc.	11,834	5,504,822
TulCo LLC (a)(b)(c)(f)	1,552	1,172,101
		178,138,170
Consumer Finance - 0.0%
American Express Co.	45,242	6,684,506
Diversified Financial Services - 7.8%
Berkshire Hathaway, Inc. Class A (a)	3,181	1,490,969,552
Insurance - 2.8%
American International Group, Inc.	1,671,179	105,685,360
Aon PLC	20,572	6,174,480
Arthur J. Gallagher & Co.	181,124	34,149,119
Brookfield Asset Management Reinsurance Partners Ltd.	1,372	42,893
Chubb Ltd.	442,519	97,619,691
Fairfax Financial Holdings Ltd. (sub. vtg.)	35,856	21,240,046
Hartford Financial Services Group, Inc.	356,649	27,044,694
Intact Financial Corp.	193,262	27,820,308
Marsh & McLennan Companies, Inc.	132,966	22,003,214
Progressive Corp.	818,226	106,132,094
The Travelers Companies, Inc.	450,796	84,519,742
W.R. Berkley Corp.	82,667	5,999,144
		538,430,785
TOTAL FINANCIALS		2,872,168,791
HEALTH CARE - 18.4%
Biotechnology - 4.3%
AbbVie, Inc.	285,746	46,179,411
Alnylam Pharmaceuticals, Inc. (a)	90,159	21,426,286
Argenx SE ADR (a)	46,322	17,548,163
Biohaven Ltd. (a)	4,495	62,391
Galapagos NV sponsored ADR (a)	285,410	12,666,496
Genmab A/S (a)	10,308	4,358,169
Gilead Sciences, Inc.	236,808	20,329,967
Intellia Therapeutics, Inc. (a)	96,325	3,360,779
Legend Biotech Corp. ADR (a)	245,070	12,233,894
Moderna, Inc. (a)	31,016	5,571,094
Neurocrine Biosciences, Inc. (a)	32,905	3,930,173
Nuvalent, Inc. Class A (a)	53,544	1,594,540
Regeneron Pharmaceuticals, Inc. (a)	594,942	429,244,704
United Therapeutics Corp. (a)	118,986	33,088,817
Vertex Pharmaceuticals, Inc. (a)	728,004	210,232,995
Zai Lab Ltd. (a)	1,351,518	4,183,294
		826,011,173
Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp. (a)	258,823	11,975,740
DexCom, Inc. (a)	33,041	3,741,563
Edwards Lifesciences Corp. (a)	67,306	5,021,701
Figs, Inc. Class A (a)	86,536	582,387
Intuitive Surgical, Inc. (a)	239,759	63,620,051
Straumann Holding AG	52,665	6,039,158
		90,980,600
Health Care Providers & Services - 7.2%
23andMe Holding Co. Class A (a)	2,644	5,711
AmerisourceBergen Corp.	135,902	22,520,320
Cardinal Health, Inc.	223,559	17,184,980
Cigna Corp.	239,896	79,487,141
Elevance Health, Inc.	174,667	89,598,931
HCA Holdings, Inc.	90,826	21,794,607
Molina Healthcare, Inc. (a)	60,896	20,109,077
Option Care Health, Inc. (a)	306,604	9,225,714
P3 Health Partners, Inc. (a)(b)	450,620	829,141
UnitedHealth Group, Inc.	2,107,908	1,117,570,663
		1,378,326,285
Health Care Technology - 0.0%
Doximity, Inc. (a)	123,760	4,153,386
Life Sciences Tools & Services - 1.2%
Danaher Corp.	423,018	112,277,438
Lonza Group AG	22	10,799
Mettler-Toledo International, Inc. (a)	36,583	52,878,897
Thermo Fisher Scientific, Inc.	60,582	33,361,902
Veterinary Emergency Group LLC Class A (a)(b)(c)(f)	185,166	10,519,280
Waters Corp. (a)	47,801	16,375,667
		225,423,983
Pharmaceuticals - 5.2%
AstraZeneca PLC sponsored ADR	74,723	5,066,219
Bristol-Myers Squibb Co.	1,300,061	93,539,389
DICE Therapeutics, Inc. (a)	190,614	5,947,157
Eli Lilly & Co.	1,479,588	541,292,474
Intra-Cellular Therapies, Inc. (a)	89,297	4,725,597
Johnson & Johnson	505,840	89,356,636
Merck & Co., Inc.	1,429,355	158,586,937
Nuvation Bio, Inc. (a)(e)	1,984,636	3,810,501
Pfizer, Inc.	295,879	15,160,840
Roche Holding AG (participation certificate)	63,944	20,093,606
Royalty Pharma PLC	1,460,438	57,716,510
		995,295,866
TOTAL HEALTH CARE		3,520,191,293
INDUSTRIALS - 4.9%
Aerospace & Defense - 1.5%
Lockheed Martin Corp.	254,891	124,001,923
Northrop Grumman Corp.	278,011	151,685,582
Space Exploration Technologies Corp. Class A (a)(b)(c)	73,000	5,621,000
TransDigm Group, Inc.	3,106	1,955,693
		283,264,198
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B	1,085,513	188,705,580
Zipline International, Inc. (a)(b)(c)	87,466	1,938,247
		190,643,827
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	25,180	1,882,457
Building Products - 0.1%
Carrier Global Corp.	46,743	1,928,149
Toto Ltd.	408,100	13,842,537
Trane Technologies PLC	11,843	1,990,690
		17,761,376
Commercial Services & Supplies - 0.2%
Aurora Innovation, Inc. (a)(e)	293,534	355,176
Cintas Corp.	32,364	14,616,230
Clean Harbors, Inc. (a)	121,771	13,896,507
Clean TeQ Water Pty Ltd. (a)(e)	307,553	81,175
		28,949,088
Construction & Engineering - 0.0%
Willscot Mobile Mini Holdings (a)	29,186	1,318,332
Electrical Equipment - 0.2%
Eaton Corp. PLC	85,089	13,354,719
Emerson Electric Co.	20,212	1,941,565
Hubbell, Inc. Class B	71,773	16,843,688
		32,139,972
Industrial Conglomerates - 0.5%
General Electric Co.	1,182,491	99,080,921
Machinery - 0.7%
Caterpillar, Inc.	16,819	4,029,160
Deere & Co.	188,013	80,612,454
Fortive Corp.	123,226	7,917,271
Indutrade AB	85,092	1,721,436
PACCAR, Inc.	402,261	39,811,771
		134,092,092
Road & Rail - 0.6%
Canadian Pacific Railway Ltd.	611,932	45,623,734
J.B. Hunt Transport Services, Inc.	200,422	34,945,580
Localiza Rent a Car SA	66,000	665,031
Localiza Rent a Car SA rights (a)	288	587
Old Dominion Freight Lines, Inc.	116,106	32,948,561
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	27,300	65,358
		114,248,851
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	51,524	28,660,225
TOTAL INDUSTRIALS		932,041,339
INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)	287,934	34,940,791
Motorola Solutions, Inc.	7,583	1,954,215
		36,895,006
Electronic Equipment & Components - 2.1%
Amphenol Corp. Class A	4,896,216	372,797,886
CDW Corp.	104,564	18,673,039
Jabil, Inc.	114,835	7,831,747
		399,302,672
IT Services - 2.9%
Accenture PLC Class A	751,100	200,423,524
Adyen BV (a)(d)	6,843	9,499,794
Cloudflare, Inc. (a)	174,750	7,900,448
Gartner, Inc. (a)	19,076	6,412,207
MasterCard, Inc. Class A	84,477	29,375,187
MongoDB, Inc. Class A (a)	9,607	1,891,042
Shopify, Inc. Class A (a)	21,524	747,299
Visa, Inc. Class A	1,448,088	300,854,763
X Holdings I, Inc. (b)(c)	10,234	4,060,135
		561,164,399
Semiconductors & Semiconductor Equipment - 4.6%
Advanced Micro Devices, Inc. (a)	1,337,661	86,640,303
Analog Devices, Inc.	279,004	45,765,026
Broadcom, Inc.	20,612	11,524,788
Enphase Energy, Inc. (a)	95,005	25,172,525
First Solar, Inc. (a)	89,131	13,350,932
Lattice Semiconductor Corp. (a)	263,109	17,070,512
Marvell Technology, Inc.	276,088	10,226,300
Monolithic Power Systems, Inc.	21,083	7,455,160
NVIDIA Corp.	2,374,703	347,039,096
onsemi (a)	1,138,898	71,033,068
Qualcomm, Inc.	1,824,256	200,558,705
Synaptics, Inc. (a)	298,455	28,400,978
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	148,297	11,046,644
		875,284,037
Software - 6.8%
Adobe, Inc. (a)	362,343	121,939,290
Aspen Technology, Inc. (a)	4,612	947,305
Atlassian Corp. PLC (a)(e)	89,953	11,575,152
Cadence Design Systems, Inc. (a)	568,945	91,395,325
Check Point Software Technologies Ltd. (a)	93,075	11,742,342
Clear Secure, Inc. (e)	344,769	9,457,014
Fair Isaac Corp. (a)	3,638	2,177,634
Fortinet, Inc. (a)	274,716	13,430,865
Intuit, Inc.	5,218	2,030,950
Microsoft Corp.	3,570,391	856,251,170
Oracle Corp.	49,960	4,083,730
Salesforce.com, Inc. (a)	1,170,239	155,161,989
Samsara, Inc. (e)	163,968	2,038,122
ServiceNow, Inc. (a)	4,117	1,598,508
Stripe, Inc. Class B (a)(b)(c)	75,100	1,683,742
Tanium, Inc. Class B (a)(b)(c)	449,538	3,272,637
ZenPayroll, Inc. (a)(b)(c)	50,300	1,477,814
Zoom Video Communications, Inc. Class A (a)	26,618	1,803,103
		1,292,066,692
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	5,916,556	768,738,121
Dell Technologies, Inc.	47,676	1,917,529
Pure Storage, Inc. Class A (a)	46,207	1,236,499
		771,892,149
TOTAL INFORMATION TECHNOLOGY		3,936,604,955
MATERIALS - 3.3%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	60,453	18,635,242
Albemarle Corp.	121,195	26,282,348
CF Industries Holdings, Inc.	540,505	46,051,026
Corteva, Inc.	408,256	23,997,288
Linde PLC	23,847	7,778,414
Sherwin-Williams Co.	8,760	2,079,011
Westlake Corp.	145,400	14,909,316
		139,732,645
Metals & Mining - 2.5%
B2Gold Corp.	5,845,068	20,764,237
Barrick Gold Corp. (Canada)	963,439	16,515,081
Cleveland-Cliffs, Inc. (a)	745,342	12,007,460
Franco-Nevada Corp.	679,198	92,584,620
Freeport-McMoRan, Inc.	2,506,819	95,259,122
Glencore PLC	1,595,415	10,639,260
Ivanhoe Electric, Inc. (a)	558,649	6,787,585
Ivanhoe Mines Ltd. (a)	5,740,943	45,367,866
Ivanhoe Mines Ltd. (a)(d)	1,400,665	11,068,771
Novagold Resources, Inc. (a)	1,557,941	9,308,525
Nucor Corp. (e)	755,056	99,523,931
POSCO sponsored ADR (e)	20,651	1,124,860
Steel Dynamics, Inc.	560,411	54,752,155
Sunrise Energy Metals Ltd. (a)	389,859	507,583
Wheaton Precious Metals Corp.	149,474	5,839,863
		482,050,919
TOTAL MATERIALS		621,783,564
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equity Commonwealth	493,443	12,321,272
Prologis (REIT), Inc.	69,831	7,872,049
		20,193,321
UTILITIES - 0.4%
Electric Utilities - 0.4%
Constellation Energy Corp.	444,023	38,279,223
NextEra Energy, Inc.	118,694	9,922,818
PG&E Corp. (a)	1,413,235	22,979,201
Southern Co.	164,396	11,739,518
		82,920,760
TOTAL COMMON STOCKS (Cost $15,238,619,644)		18,018,232,140

Preferred Stocks - 0.7%
	Shares	Value ($)
Convertible Preferred Stocks - 0.6%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	80,736	14,527,636
Reddit, Inc.:
Series E(a)(b)(c)	27,300	1,022,658
Series F(a)(b)(c)	149,136	5,586,635
		21,136,929
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	43,228	159,944
Series C(a)(b)(c)	170,098	629,363
Series D(a)(b)(c)	404,900	1,498,130
		2,287,437
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	2,700	958,419

Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series F (b)(c)	118,667	3,115,009

TOTAL CONSUMER DISCRETIONARY		6,360,865

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
GoBrands, Inc.:
Series G(a)(b)(c)	8,352	1,208,868
Series H(a)(b)(c)	11,788	1,706,195
		2,915,063
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (a)(b)(c)	37,316	757,888

TOTAL CONSUMER STAPLES		3,672,951

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Acrisure Holdings, Inc. Series B (a)(b)(c)	57,282	1,373,050

HEALTH CARE - 0.1%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	486,500	1,780,590

Health Care Providers & Services - 0.1%
Lyra Health, Inc.:
Series E(a)(b)(c)	190,800	2,713,176
Series F(a)(b)(c)	11,519	163,800
Somatus, Inc. Series E (b)(c)	2,766	2,375,773
		5,252,749
TOTAL HEALTH CARE		7,033,339

INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Relativity Space, Inc.:
Series D(a)(b)(c)	207,384	3,334,735
Series E(a)(b)(c)	143,887	2,671,982
Space Exploration Technologies Corp. Series N (a)(b)(c)	49,490	38,107,300
		44,114,017
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (a)(b)(c)	178,019	3,944,901

Construction & Engineering - 0.0%
Beta Technologies, Inc. Series B, 6.00% (b)(c)	47,990	3,136,626

TOTAL INDUSTRIALS		51,195,544

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ASAPP, Inc. Series C (a)(b)(c)	204,122	857,312
Carbon, Inc.:
Series D(a)(b)(c)	9,678	93,393
Series E(a)(b)(c)	7,351	84,610
Nuro, Inc.:
Series C(a)(b)(c)	405,967	3,097,528
Series D(a)(b)(c)	114,603	874,421
Stripe, Inc. Series H (a)(b)(c)	29,000	650,180
Tenstorrent, Inc. Series C1 (a)(b)(c)	33,000	1,719,630
ZenPayroll, Inc.:
Series D(a)(b)(c)	184,203	5,411,884
Series E(a)(b)(c)	28,063	824,491
		13,613,449
MATERIALS - 0.0%
Metals & Mining - 0.0%
High Power Exploration, Inc. Series A (a)(b)(c)	1,289,012	5,478,301

TOTAL CONVERTIBLE PREFERRED STOCKS		109,864,428
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series E (b)(c)	175,323	4,602,229

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,320,768	24,716,179

TOTAL NONCONVERTIBLE PREFERRED STOCKS		29,318,408
TOTAL PREFERRED STOCKS (Cost $134,981,784)		139,182,836

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Tenstorrent, Inc. 0% (b)(c)(h) (Cost $1,840,000)	1,840,000	1,611,840

Money Market Funds - 5.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (i)	961,815,747	962,008,110
Fidelity Securities Lending Cash Central Fund 4.37% (i)(j)	120,535,541	120,547,595
TOTAL MONEY MARKET FUNDS (Cost $1,082,554,712)		1,082,555,705

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $16,457,996,140)	19,241,582,521
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(157,352,425)
NET ASSETS - 100.0%	19,084,230,096

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $200,292,731 or 1.0% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,749,336 or 0.2% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Acrisure Holdings, Inc. Series B	3/22/21	1,043,678

ASAPP, Inc. Series C	4/30/21	1,346,613

Beta Technologies, Inc. Series B, 6.00%	4/04/22	4,951,128

Bowery Farming, Inc. Series C1	5/18/21	2,248,263

ByteDance Ltd. Series E1	11/18/20	8,846,581

Carbon, Inc. Series D	12/15/17	225,990

Carbon, Inc. Series E	3/22/19	205,787

Circle Internet Financial Ltd. Series E	5/11/21	2,845,500

Circle Internet Financial Ltd. Series F	5/09/22	5,000,627

Discord, Inc. Series I	9/15/21	1,486,686

ElevateBio LLC Series C	3/09/21	2,040,868

Epic Games, Inc.	7/13/20 - 7/30/20	8,055,750

Fanatics, Inc. Class A	8/13/20 - 12/15/21	12,844,485

GoBrands, Inc. Series G	3/02/21	2,085,639

GoBrands, Inc. Series H	7/22/21	4,579,527

High Power Exploration, Inc. Series A	11/15/19 - 3/04/21	6,793,094

Lyra Health, Inc. Series E	1/14/21	1,747,079

Lyra Health, Inc. Series F	6/04/21	180,899

Nuro, Inc. Series C	10/30/20	5,299,737

Nuro, Inc. Series D	10/29/21	2,388,982

P3 Health Partners, Inc.	5/25/21	4,506,200

Rad Power Bikes, Inc.	1/21/21	1,599,460

Rad Power Bikes, Inc. Series A	1/21/21	208,525

Rad Power Bikes, Inc. Series C	1/21/21	820,526

Rad Power Bikes, Inc. Series D	9/17/21	3,880,481

Reddit, Inc. Series E	5/18/21	1,159,546

Reddit, Inc. Series F	8/11/21	9,215,770

Relativity Space, Inc. Series D	11/20/20	3,095,642

Relativity Space, Inc. Series E	5/27/21	3,285,674

Somatus, Inc. Series E	1/31/22	2,413,708

Space Exploration Technologies Corp. Class A	2/16/21	3,065,927

Space Exploration Technologies Corp. Series N	8/04/20	13,362,300

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	8,226,276

Stripe, Inc. Class B	5/18/21	3,013,641

Stripe, Inc. Series H	3/15/21	1,163,625

Tanium, Inc. Class B	9/18/20	5,122,575

Tenstorrent, Inc. Series C1	4/23/21	1,961,992

Tenstorrent, Inc. 0%	4/23/21	1,840,000

TulCo LLC	8/24/17 - 9/07/18	651,224

Veterinary Emergency Group LLC Class A	9/16/21 - 12/16/22	7,182,374

X Holdings I, Inc.	10/25/22	10,234,000

ZenPayroll, Inc.	10/01/21	1,448,054

ZenPayroll, Inc. Series D	7/16/19	2,452,184

ZenPayroll, Inc. Series E	7/13/21	852,984

Zipline International, Inc.	10/12/21	3,148,776

Zipline International, Inc. Series E	12/21/20	5,808,653

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	557,157,321	4,976,927,093	4,572,076,304	16,854,359	-	-	962,008,110	2.2%
Fidelity Securities Lending Cash Central Fund 4.37%	69,004,697	1,505,358,553	1,453,815,655	321,241	-	-	120,547,595	0.4%
Total	626,162,018	6,482,285,646	6,025,891,959	17,175,600	-	-	1,082,555,705

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,188,286,388	2,114,922,361	40,801,663	32,562,364
Consumer Discretionary	1,778,992,823	1,703,338,111	38,139,792	37,514,920
Consumer Staples	714,949,102	650,009,664	61,266,487	3,672,951
Energy	1,410,588,957	1,391,856,959	18,731,998	-
Financials	2,873,541,841	2,848,075,827	7,257,987	18,208,027
Health Care	3,527,224,632	3,474,986,987	34,685,026	17,552,619
Industrials	983,236,883	910,558,380	13,923,712	58,754,791
Information Technology	3,950,218,404	3,916,610,833	9,499,794	24,107,777
Materials	627,261,865	610,636,721	11,146,843	5,478,301
Real Estate	20,193,321	20,193,321	-	-
Utilities	82,920,760	82,920,760	-	-

Preferred Securities	1,611,840	-	-	1,611,840

Money Market Funds	1,082,555,705	1,082,555,705	-	-
Total Investments in Securities:	19,241,582,521	18,806,665,629	235,453,302	199,463,590

Net Unrealized Depreciation on Unfunded Commitments	(777,124)	-	-	(777,124)
Total	(777,124)	-	-	(777,124)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$190,795,454
Net Realized Gain (Loss) on Investment Securities	711,583
Net Unrealized Gain (Loss) on Investment Securities	(18,203,330)
Cost of Purchases	27,737,666
Proceeds of Sales	(686,166)
Amortization/Accretion	-
Transfers into Level 3	4,602,229
Transfers out of Level 3	(5,493,846)
Ending Balance	$199,463,590
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(18,203,330)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $116,782,137) - See accompanying schedule:	$
Unaffiliated issuers (cost $15,375,441,428)		18,159,026,816
Fidelity Central Funds (cost $1,082,554,712)		1,082,555,705

Total Investment in Securities (cost $16,457,996,140)			$19,241,582,521
Restricted cash			5,263
Foreign currency held at value (cost $302,808)			314,430
Receivable for investments sold			1,275,801
Receivable for fund shares sold			44,435,988
Dividends receivable			10,592,797
Distributions receivable from Fidelity Central Funds			3,801,814
Other receivables			78,200
Total assets			19,302,086,814
Liabilities
Payable for investments purchased		$34,893,843
Unrealized depreciation on unfunded commitments		777,124
Payable for fund shares redeemed		54,215,601
Accrued management fee		7,313,772
Other payables and accrued expenses		108,434
Collateral on securities loaned		120,547,944
Total Liabilities			217,856,718
Net Assets			$19,084,230,096
Net Assets consist of:
Paid in capital			$16,901,644,759
Total accumulated earnings (loss)			2,182,585,337
Net Assets			$19,084,230,096
Net Asset Value , offering price and redemption price per share ($19,084,230,096 ÷ 1,134,174,623 shares)			$16.83

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$212,012,061
Income from Fidelity Central Funds (including $321,241 from security lending)		17,175,600
Total Income		229,187,661
Expenses
Management fee	$95,071,094
Independent trustees' fees and expenses	74,363
Total expenses before reductions	95,145,457
Expense reductions	(2,086)
Total expenses after reductions		95,143,371
Net Investment income (loss)		134,044,290
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $78,981)	(161,555,390)
Foreign currency transactions	(188,758)
Total net realized gain (loss)		(161,744,148)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $779,074)	(7,152,938,273)
Unfunded commitments	(629,232)
Assets and liabilities in foreign currencies	(10,518)
Total change in net unrealized appreciation (depreciation)		(7,153,578,023)
Net gain (loss)		(7,315,322,171)
Net increase (decrease) in net assets resulting from operations		$(7,181,277,881)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,044,290	$27,964,558
Net realized gain (loss)	(161,744,148)	975,461,106
Change in net unrealized appreciation (depreciation)	(7,153,578,023)	3,986,952,261
Net increase (decrease) in net assets resulting from operations	(7,181,277,881)	4,990,377,925
Distributions to shareholders	(224,884,344)	(121,152,368)
Share transactions
Proceeds from sales of shares	5,373,501,397	9,804,987,986
Reinvestment of distributions	224,688,774	121,048,719
Cost of shares redeemed	(5,254,427,380)	(6,050,741,750)
Net increase (decrease) in net assets resulting from share transactions	343,762,791	3,875,294,955
Total increase (decrease) in net assets	(7,062,399,434)	8,744,520,512

Net Assets
Beginning of period	26,146,629,530	17,402,109,018
End of period	$19,084,230,096	$26,146,629,530

Other Information
Shares
Sold	285,619,497	477,951,690
Issued in reinvestment of distributions	12,078,442	5,258,129
Redeemed	(283,595,105)	(284,504,628)
Net increase (decrease)	14,102,834	198,705,191

Financial Highlights
Fidelity® Contrafund® K6

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$23.34	$18.89	$14.47	$11.08	$11.36
Income from Investment Operations
Net investment income (loss) A,B	.12	.03	.03	.05	.05
Net realized and unrealized gain (loss)	(6.43)	4.53	4.43	3.38	(.29)
Total from investment operations	(6.31)	4.56	4.46	3.43	(.24)
Distributions from net investment income	(.11)	(.05)	(.04)	(.04)	(.04)
Distributions from net realized gain	(.09)	(.06)	-	-	-
Total distributions	(.20)	(.11)	(.04)	(.04)	(.04)
Net asset value, end of period	$16.83	$23.34	$18.89	$14.47	$11.08
Total Return C	(27.12)%	24.14%	30.83%	31.00%	(2.15)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.64%	.12%	.18%	.39%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$19,084,230	$26,146,630	$17,402,109	$11,849,878	$5,278,087
Portfolio turnover rate F	38% G	40% G	45% G	39% G	54% G

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Contrafund K6 (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$197,851,750	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.5 - 21.2 / 8.7	Increase
			Enterprise value/Revenue multiple (EV/R)	1.6 - 19.0 / 6.9	Increase
			Enterprise value/Net income multiple (EV/NI)	15.5	Increase
		Market approach	Transaction price	$59.45	Increase
			Discount rate	15.0%	Decrease
		Book value	Book value multiple	1.0	Increase
			Discount rate	10.0%	Decrease
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.0	Increase
		Black scholes	Discount rate	3.8% - 4.7% / 4.0%	Increase
			Probability rate	50.0%	Increase
			Volatility	65.0% - 85.0% / 78.3%	Increase
			Term	0.6 - 5.0 / 3.9	Increase
Preferred Securities	$1,611,840	Market approach	Transaction price	$100.00	Increase
			Discount rate	15.0%	Decrease
		Black scholes	Discount rate	4.2%	Increase
			Volatility	70.0%	Increase
			Term	2.0	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,924,408,518
Gross unrealized depreciation	(1,257,574,862)
Net unrealized appreciation (depreciation)	$2,666,833,656
Tax Cost	$16,573,971,741

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,585,707
Capital loss carryforward	$(499,921,123)
Net unrealized appreciation (depreciation) on securities and other investments	$2,666,841,749

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(499,921,123)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$119,109,830	$ 51,884,688
Long-term Capital Gains	105,774,514	69,267,680
Total	$224,884,344	$ 121,152,368

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Contrafund K6	Stripe, Inc.	$777,124	$(777,124)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund K6	11,696,644.06

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions . The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund K6	7,663,700,425	7,955,286,188

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Contrafund K6	55,666,002	367,380,483	992,024,707

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Contrafund K6	44,817,858	914,186,580

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Contrafund K6	44,919,036	495,055,406	944,525,951

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Contrafund K6	224,086,125	4,505,428,497

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund K6	$133,107

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Contrafund K6	500,235,585	653,974,630	(30,456,589)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund K6	$34,031	$5,639	$-

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,086.

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund K6
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund K6 (one of the funds constituting Fidelity Contrafund, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Contrafund® K6	.45%
Actual		$ 1,000	$ 1,010.80	$ 2.28
Hypothetical- B		$ 1,000	$ 1,022.94	$ 2.29

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9883979.105
CONK6-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Contrafund, Fidelity Contrafund K6 and Fidelity Series Opportunistic Insights Fund (the “Funds”):

Services Billed by PwC

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$69,100	$6,100	$71,400	$2,100
Fidelity Contrafund	$125,200	$7,200	$50,600	$2,500
Fidelity Contrafund K6	$103,200	$5,700	$42,000	$2,000
Fidelity Series Opportunistic Insights Fund	$64,900	$5,700	$12,400	$2,000

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$67,100	$6,600	$13,400	$2,100
Fidelity Contrafund	$111,600	$7,700	$42,500	$2,500
Fidelity Contrafund K6	$75,100	$6,200	$12,100	$2,000
Fidelity Series Opportunistic Insights Fund	$63,100	$6,200	$11,500	$2,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022A	December 31, 2021A
PwC	$13,112,500	$14,252,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023